                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   HPSC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   HPSC, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:
      Set forth the amount on which the filing fee is calculated and state how it was determined.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

--------------------------------------------------------------------------------

   2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

   3) Filing Party:

--------------------------------------------------------------------------------

   4) Date Filed:

                                   HPSC, INC.
                                60 STATE STREET
                             BOSTON, MA 02109-1803

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 20, 2000

     The Annual Meeting of Stockholders of HPSC, Inc., a Delaware corporation (the "Company" or "HPSC"), will be held at 9:00 a.m. on April 20, 2000, in the America Room, 2nd Floor at BankBoston, 100 Federal Street, Boston, Massachusetts, for the following purposes:

          1. To elect three directors for a three-year term to expire at the 2003 Annual Meeting of Stockholders;

          2. To approve the HPSC 2000 Stock Incentive Plan;

          3. To ratify the appointment of Deloitte & Touche LLP as the independent accountants for the Company for the year ending December 31, 2000; and

          4. To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting.

     You can vote if you are a stockholder of record at the close of business on March 6, 2000.

                                          By Order of the Board of Directors

                                          DENNIS W. TOWNLEY
                                          Secretary

Boston, Massachusetts
March 20, 2000

IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND YOU WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, PLEASE PROMPTLY SIGN AND MAIL THE ENCLOSED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WE ENCLOSE A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES FOR THAT PURPOSE.

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2000

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of HPSC, Inc., a Delaware corporation (the "Company" or "HPSC"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying notice, on Thursday, April 20, 2000 at 9:00 o'clock in the morning, in the America Room, 2nd Floor at BankBoston, 100 Federal Street, Boston, Massachusetts and at any adjournment thereof (the "Annual Meeting").

     This proxy statement, form of proxy card and voting instructions will be mailed starting on March 20, 2000. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 accompanies this proxy statement.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     HPSC's Restated Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than twelve members, as determined by a vote of a majority of the entire Board of Directors, and that the Board shall be divided into three classes (Class I, Class II and Class III). Directors of one class are elected each year to a term of three years. As of the date of this proxy statement, the Board of Directors consists of nine members, three of whom have terms that expire at this year's Annual Meeting (Class II), three of whom have terms that expire at the 2001 Annual Meeting (Class III), and three of whom have terms that expire at the 2002 Annual Meeting (Class I).

     Messrs. Biernat, Cooley and Doherty are the three nominees for Class II directors. If elected as Class II directors, Messrs. Biernat, Cooley and Doherty will have a three-year term expiring at the 2003 Annual Meeting of Stockholders. Messrs. Birchfield and Everets and Ms. Cole will continue to serve as Class III directors. Their term will expire at the 2001 Annual Meeting of Stockholders. Messrs. Weicker, McDougal and Overstrom will continue to serve as Class I directors. Their term will expire at the 2002 Annual Meeting of Stockholders. In each case, a director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

     The nominees for Class II directors to be voted on at this Annual Meeting have advised the Company that they will serve if elected. Mr. Biernat, however, has announced his intention to retire in one year, effective on the date of the 2001 Annual Meeting of Stockholders. The Company expects that Mr. Biernat will then be named director emeritus. If any of the nominees for Class II director becomes unavailable (an event not now anticipated by the Company), the persons named as proxies have discretionary authority either to vote for a substitute or to fix the number of directors at less than nine. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Unless authority to vote for any director is withheld in the proxy, votes will be cast in favor of election of the nominees listed herein.

     The Board of Directors recommends a vote FOR the election of the nominees named below and your proxy will be so voted unless you specify otherwise.

NOMINEES FOR CLASS II DIRECTORS

     Joseph A. Biernat, age 72, became a director of HPSC in December 1993. Since 1987, Mr. Biernat has served as a consultant for several investment management firms. Prior to that, he was employed with United Technologies Corporation from 1965 until 1987 and he served most recently as their Senior Vice President -- Treasurer. Before becoming affiliated with United Technologies, Mr. Biernat was President, Treasurer and

Chief Financial Officer of Philco-Ford Finance Corporation. Mr. Beirnat has also served as a director of The Hartford Mutual Funds, and several financial and civic organizations.

     Raymond R. Doherty, age 54, has been President of HPSC since December 1989 and Chief Operating Officer of HPSC since August 1993. He served as HPSC's Treasurer from December 1988 until May 1994 and was elected an HPSC director in June 1991. Mr. Doherty previously served as HPSC's Chairman and Chief Executive Officer from October 1992 until July 1993, its Chief Operating Officer from December 1989 to October 1992, its Chief Financial Officer from December 1988 to October 1992 and its Assistant Treasurer from June 1986 to December 1988.

     Samuel P. Cooley, age 68, became a director of HPSC in December 1993. From 1955 until his retirement in 1993, Mr. Cooley was employed with Shawmut Bank Connecticut, N.A., and its predecessors and affiliates, including Hartford National Bank and Connecticut National Bank. His most recent position with Shawmut Bank was as Executive Vice President and Senior Credit Approval Officer. Mr. Cooley is also a director of Lydall, Inc. and serves as a director or trustee of numerous nonprofit organizations in Connecticut.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

  Class I Directors (Term expires at the 2002 Annual Meeting)

     Lowell P. Weicker, Jr., age 68, became an HPSC director in December 1995. Mr. Weicker began his political career in 1962, when he was elected as a member of Connecticut's House of Representatives for the Town of Greenwich, serving three terms. Mr. Weicker served concurrently as First Selectman of Greenwich from 1964 to 1968. He was elected to the U.S. Congress from Connecticut's 4th District in 1968 and was subsequently elected to the United States Senate in 1970, 1976 and 1982, serving until January 1989. In January 1991, Mr. Weicker was elected Governor of Connecticut, a position which he held until January 1995. He is presently a visiting professor at the University of Virginia. Mr. Weicker is also a director of UST Corp., Phoenix Home Life Mutual Funds, the World Wrestling Federation, Inc. and Compuware Corp.

     Thomas M. McDougal, D.D.S., age 60, became a director of HPSC in 1991. He has been a practicing dentist for approximately 30 years and is active in national, state and local dental organizations. Additionally, Dr. McDougal has lectured extensively throughout the United States and Canada. He is a past President of the Dallas County Dental Society and is past Chairman of its Continuing Education Committee and its Banking, Nominating and Patient Relations Committee.

     Gunnar Overstrom, age 57, became a director of HPSC in March 2000 and has been President of Larus Brothers, a private equity and consulting firm since January, 2000. From 1995 to 1999 Mr. Overstrom served as Vice Chairman of Fleet Financial Group responsible for the Fleet Investment Group. Previously, Mr. Overstrom was President and Chief Operating Officer of Shawmut National Corporation and he currently serves as a trustee of Babson College in Wellesley, Massachusetts.

  Class III Directors (Term Expires at 2001 Annual Meeting)

     John W. Everets, age 53, has been Chairman of the Board and Chief Executive Officer of HPSC since July 1993 and an HPSC director since 1983. Prior to that, Mr. Everets was Chairman of the Board and Chief Executive Officer of T.O. Richardson Co., Inc., a financial services company, from January 1990 until July 1993 during which time he served concurrently as Vice Chairman of the Connecticut Development Authority and Chairman of the Loan Committee of the Connecticut Development Authority. From 1977 to January 1990, Mr. Everets served as Executive Vice President of Advest, Inc., an investment banking firm. In addition, Mr. Everets has served as Chairman of the Board of Billings and Co., Inc., a real estate investment banking firm, and Chairman of Advest Credit Corp., both subsidiaries of Advest Group, Inc. Currently, Mr. Everets serves as a director of Dairy Mart Convenience Stores, Inc., and Eastern Co.

     Dollie A. Cole, age 69, a director of HPSC since 1991, has been involved for many years in the leadership of several business, charitable and civic organizations. She serves as Chairman of the Dollie Cole Corporation, a venture capital and industrial consulting firm. For seven years, Ms. Cole was an owner and board member of Checker Motors and Checker Taxi until selling her interest in 1988. Ms. Cole was also Senior Editor of Curtis Publishing until 1977, and was Director of Public Relations for Magnetic Video and Twentieth Century Fox Video until 1985. She serves as a consultant to the Solar and Electric 500 Company. In addition to these business activities, Ms. Cole also serves on the boards of Project Hope -- the World Health Organization, the National Captioning Institute for the Hearing Impaired and on the National Academy of Science -- President's Circle Board. She is also Vice Chairman of the National Air and Space Museum and the Chair of the National Corvette Museum.

     J. Kermit Birchfield, age 60, became a director of HPSC in December 1993. He currently serves as Chairman of Displaytech, Inc., a privately-held manufacturer of miniature high-resolution ferrite liquid crystal display screens and as a consultant for various businesses. From 1990 until 1994, Mr. Birchfield served as Senior Vice President, Secretary, and General Counsel with M/A-COM, Inc., a publicly-held manufacturer of semiconductors and communications equipment. Before joining M/A-COM, he was Senior Vice President for Legal and Governmental Affairs and General Counsel for the Georgia Pacific Corporation. Mr. Birchfield is also a Managing Director of Century Partners, Incorporated, a privately-held investment and operating company, and a director of several other businesses including Intermountain Industries Inc. and its wholly-owned public utility subsidiary, Intermountain Gas Company, Mass. Financial Compass Group of Mutual Funds and Dairy Mart Convenience Stores, Inc.

OTHER EXECUTIVE OFFICERS

     Rene Lefebvre, age 53, has been Senior Executive Vice President and Chief Financial Officer of HPSC since September 1999, and Treasurer of HPSC since May 1994. From June 1993 until May 1994, he was Chief Financial Officer of NETTS, Inc., a vocational training institution and an independent financial services consultant from February 1992 through May 1993. He served as interim Chief Financial Officer of the Business Funding Group from June through November of 1991. From September 1982 until March 1991, Mr. Lefebvre was Chief Financial Officer of Eaton Financial Corporation, a subsidiary of AT&T Capital Corporation.

COMMITTEES OF THE BOARD

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee or a committee performing similar functions.

     The current members of the Executive Committee are J. Kermit Birchfield, Samuel P. Cooley, Raymond R. Doherty and John W. Everets. The Executive Committee exercises all the powers of the Board of Directors in accordance with the by-laws of the Company, to the extent permitted by Delaware law, during intervals between meetings of the Board of Directors. During 1999, the Executive Committee held one meeting.

     The current members of the Audit Committee are Dollie A. Cole, Samuel P. Cooley, Thomas M. McDougal, Joseph A. Biernat, Gunnar Overstrom and Lowell P. Weicker, Jr. The Audit Committee reviews the Company's external and internal auditing procedures, reviews with Company management the plan, scope and results of the Company's operations, and studies and makes recommendations periodically to the Board of Directors on these and related matters. During 1999, the Audit Committee met two times.

     The current members of the Compensation Committee are J. Kermit Birchfield, Dollie A. Cole, Samuel P. Cooley and Lowell P. Weicker, Jr. The Compensation Committee consults with the Chairman of the Board to review the salaries and other compensation of officers and administers the Company's stock plans and approves the grants of stock options and restricted stock to officers, key employees and consultants. During fiscal year 1999, the Compensation Committee held four meetings.

     During fiscal year 1999, the Board of Directors met four times and acted by unanimous consent two times. Each member of the Board (including each nominee for reelection as director) attended at least 75% of the meetings of the Board of Directors held during the time he or she was a director and at least 75% of the meetings of all committees of the Board on which he or she served.

                               VOTING SECURITIES

     Holders of shares of common stock, $0.01 par value, of the Company (the "Common Stock") at the close of business on March 6, 2000 (the "Record Date") are entitled to notice of the Annual Meeting and to vote shares held on that date at the Annual Meeting. On the Record Date, there were outstanding 4,177,229 shares of Common Stock, excluding 524,300 shares of Common Stock held in the Company's treasury. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person or entity known by the Company to own beneficially more than five percent (5%) of the Company's outstanding shares of Common Stock as of the Record Date;
(ii) each of the Company's directors; (iii) each of the executive officers of the Company named in the Summary Compensation Table on page 7; and (iv) all directors and executive officers of the Company as a group. The information in the table, and in the related notes, has been furnished by or on behalf of the indicated owners. Unless otherwise noted, HPSC believes the persons referred to in this table have sole voting and investment power with respect to the shares listed in this table. The percentage owned is calculated with respect to each person by treating shares issuable to such person within 60 days of the Record Date as outstanding, in accordance with rules of the Securities and Exchange Commission ("SEC").

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP OF        % OF
       NAME (AND ADDRESS OF OWNER OF MORE THAN 5%)          HPSC COMMON STOCK(1)(2)        CLASS
       -------------------------------------------          -----------------------        -----
John W. Everets...........................................           628,292(3)(4)(5)(6)   14.01%
60 State Street, 35th Floor
Boston, MA 02109-1803
Hollybank Investments, LP.................................           429,000(7)            10.27
One International Place
Boston, MA 02110
Dimensional Fund Advisors, Inc............................           340,300(8)             8.15
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Harder Management Company, Inc............................           318,650(9)             7.63
Somerset Court
281 Winter Street, Suite 340
Waltham, MA 02154

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP OF        % OF
       NAME (AND ADDRESS OF OWNER OF MORE THAN 5%)          HPSC COMMON STOCK(1)(2)        CLASS
       -------------------------------------------          -----------------------        -----
John W. Everets and Raymond R. Doherty....................           295,268(10)            7.07%
as Trustees of the HPSC, Inc.
Employee Stock Ownership Plan
60 State Street, 35th Floor
Boston, MA 02109-1803
Raymond R. Doherty........................................           343,839(3)(6)          7.84
60 State Street, 35th Floor
Boston, MA 02109-1803
Rene Lefebvre.............................................           110,325(6)             2.61
Joseph A. Biernat.........................................            17,000                 *
J. Kermit Birchfield......................................            47,667(11)            1.14
Dollie A. Cole............................................            47,750                1.13
Samuel P. Cooley..........................................            18,000                 *
Thomas M. McDougal........................................            34,000                 *
Gunnar Overstrom..........................................             2,000                 *
Lowell P. Weicker, Jr.....................................            11,700(12)             *
All Directors and Executive Officers as a group (9
  persons)................................................         1,260,573(3)(4)(6)      26.09

---------------

* Percent of class less than 1%.

 (1) Includes shares of the Company's Common Stock which the named security holder has the right to acquire within 60 days of the Record Date through the exercise of options granted by the Company to the named individuals or group as follows: Mr. Overstrom, 1,000 Shares, Messrs. Biernat, Birchfield and Cooley, 5,000 shares each; Ms. Cole and Dr. McDougal, 30,000 shares each; Mr. Weicker, 8,000 shares; Mr. Everets, 306,500 shares; Mr. Doherty, 208,000 shares; Mr. Lefebvre, 56,500 shares; and such group, 655,000 shares.

 (2) Includes allocated shares under the HPSC, Inc. Employee Stock Ownership Plan (the "ESOP") of 8,592 for Mr. Everets, 10,589 for Mr. Doherty, 5,325 for Mr. Lefebvre and 24,506 for all executive officers and directors as a group.

 (3) Excludes the 295,268 shares held in the ESOP for the benefit of the employee participants (other than the shares allocated to the respective ESOP accounts of Messrs. Doherty and Everets listed in Note 2 above). Although Messrs. Doherty and Everets are the trustees of the ESOP, and accordingly share voting power with respect to all unallocated shares (the ESOP participants direct the voting of the allocated shares) and share dispositive power with respect to all shares in the ESOP, they disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note 2 above.

 (4) Includes 23,279 shares held by Mr. Everets, purchased under the Stock Loan Program described in "EXECUTIVE COMPENSATION -- Stock Loan Program." All such shares are pledged to the Company pursuant to such Program.

 (5) Includes 100 shares held by Mr. Everets' son, A. Hale W. Everets. Mr. Everets disclaims beneficial ownership of such shares.

 (6) Includes 142,500, 65,000 and 18,500 restricted shares held by Messrs. Everets, Doherty and Lefebvre, respectively, as described under the Summary Compensation Table.

 (7) Based solely on information reported on Amendment No. 1 to Schedule 13G as filed with the SEC on January 24, 2000 by Hollybank Investment, LP ("Hollybank"). Does not include 32,980 shares of Common Stock held by Dorsey R. Gardner, a Hollybank general partner, with respect to which Mr. Gardner has sole voting power. Mr. Gardner disclaims beneficial ownership, except to the extent of his partnership interest, in the 429,000 shares of Common Stock held by Hollybank.

 (8) Based solely on information reported on Schedule 13G as filed with the SEC. Dimensional Fund Advisors, Inc. ("Dimensional") filed an Amendment No. 8 to its Schedule 13G with the SEC on February 4, 2000 for the year ended December 31, 1999 reporting that it is a registered investment adviser and is deemed to have beneficial ownership of 340,300 shares of Common Stock of the Company held by it, all of which shares are owned by advisory clients of Dimensional. Dimensional reports that, in its role as investment adviser, it has sole voting and dispositive power with respect to all such shares.

 (9) Based on information provided to the Company by Harder Management Company, Inc. ("Harder"), a registered investment adviser, on March 11, 1999. The 318,650 shares of the Company's Common Stock held by Harder is held on behalf of its clients in accounts over which Harder has complete investment discretion. Harder disclaims beneficial ownership of all such shares except in its capacity as an investment adviser.

(10) 174,922 of these shares have been allocated to the accounts of ESOP participants and are voted by such participants. 120,346 of these shares are unallocated and are voted by Messrs. Doherty and Everets as trustees. Messrs. Doherty and Everets disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note 2 above.

(11) Includes 3,000 shares held by Mr. Birchfield's spouse. Mr. Birchfield disclaims beneficial ownership of such shares.

(12) Includes 200 shares held by Mr. Weicker's spouse. Mr. Weicker disclaims beneficial ownership of such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and The Nasdaq Stock Market, Inc. ("Nasdaq"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. The Company believes that all Reporting Persons have complied with all filing requirements applicable to them with respect to transactions during fiscal year 1999.

CERTAIN TRANSACTIONS

     During 1999, HPSC borrowed up to $21.8 million from BankBoston, N.A., pursuant to the terms of a Third Amended and Restated Revolving Loan Agreement with BankBoston, NA as Managing Agent.

     In October 1999, BankBoston's parent company, BankBoston Corporation, merged with Fleet Financial Group. Gunnar Overstrom, a director of HPSC, was Vice-Chairman of Fleet Financial Group until January, 2000. Mr. Overstrom was not a director of HPSC at the time he served as an executive officer of Fleet Financial Group.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows all compensation paid to the Chief Executive Officer and the other current executive officers (the "Named Executive Officers") for services rendered in all capacities during the past three years. HPSC has three current executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                 -----------------------
                                                                              NUMBER OF
                                                 ANNUAL                         SHARES
                                              COMPENSATION       RESTRICTED   UNDERLYING
                                           -------------------     STOCK       OPTIONS        ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS     AWARDS(1)      (2)(3)     COMPENSATION(4)
   ---------------------------      ----    ------     -----     ----------   ----------   ---------------
John W. Everets(5)................  1999   $295,000   $287,500    $    -0-      30,000         $15,651
Chief Executive Officer and         1998    295,000    275,000         -0-     272,500          13,031
Chairman of the Board               1997    281,106    250,000     300,000         -0-          12,705
Raymond R. Doherty(5).............  1999    210,000    132,500         -0-      20,000          14,666
President, Chief Operating          1998    210,000    125,000         -0-     135,000          13,031
Officer and Director                1997    206,900    110,000     120,000         -0-          11,612
Rene Lefebvre(5)..................  1999    142,000    102,000         -0-      10,000          13,499
Senior Executive Vice President,    1998    142,000     95,000         -0-      57,500          12,515
Chief Financial Officer             1997    139,830     70,000      36,000         -0-           9,624
and Treasurer

---------------

(1) The amounts reported in this column represent the market price on the grant dates of the restricted stock awarded under the Company's 1995 Stock Incentive Plan, as amended (the "1995 Stock Plan"), as reported on the Nasdaq National Market without diminution in value attributable to the restrictions on such stock. In 1997, Messrs. Everets, Doherty and Lefebvre were granted 50,000, 20,000 and 6,000 shares of restricted stock, respectively. The 1995 Stock Plan provides that shares of restricted stock granted under the 1995 Stock Plan will vest for participants when (i) certain performance conditions are met (50% vest if and when during the five-year period from the date of grant (the "Performance Period") the closing price of a share of the Company's Common Stock, as reported on the Nasdaq National Market System for a consecutive ten-day period, equals or exceeds 134.175% of the closing price on the grant date (the "Partial Performance Condition"), and the remaining 50% vest if and when during the Performance Period the closing price of a share of the Company's Common Stock, as reported on the Nasdaq National Market System for a consecutive ten-day period, equals or exceeds 168.35% of the closing price on the grant date (the "Full Performance Condition")) and (ii) the holder of the restricted stock has completed five (5) years of continued service from the grant date or has been earlier terminated without cause or by reason of death or disability in specified circumstances (the "Service Requirement"). The Partial Performance Condition for the shares of restricted stock granted to Messrs. Everets, Doherty and Lefebvre in 1997 is $8.05 per share and the Full Performance Condition for such shares is $10.10 per share. The Partial Performance Condition for these shares was met in 1998 (i.e. the performance condition was satisfied with respect to 25,000, 10,000 and 3,000 shares for Messrs. Everets, Doherty and Lefebvre, respectively). The Full Performance Condition was met in 1999. All of the shares granted in 1997 remain subject to the Service Requirement.

    As of the end of 1999, the total number of shares of restricted stock (and the value thereof) held by the Named Executive Officers (after deducting the forfeited shares of restricted stock) was as follows: for Mr.
    Everets -- 142,500 shares (the value of these shares at the end of 1999 was $1,318,125); for Mr. Doherty -- 65,000 shares (the value of these shares at the end of 1999 was $601,250); and for Mr. Lefebvre -- 18,500 shares (the value of these shares at the end of 1999 was $171,125). The performance conditions have been satisfied with respect to all of the shares held by Mr. Everets, Mr. Doherty and Mr. Lefebvre. All of such shares remain subject to the Service Requirement.

    Upon a "change in control" of the Company (as defined in the 1995 Stock
    Plan), all awards granted prior to such date become fully vested. Upon the termination of a participant's employment by the Company without "cause" (as defined in the 1995 Stock Plan) or by reason of death or disability during the Performance Period, any awards for which the Partial Performance Condition or the Full Performance Condition shall have been satisfied no later than four months after the date of such termination of employment shall become fully vested and the participant shall be deemed to have satisfied the Service Requirement. Dividends on stock awards will be paid at the same rate as dividends, if any, are paid to all holders of Common Stock.

(2) Includes options for 92,500 shares, 45,000 shares and 12,500 shares granted in 1998 to Messrs. Everets, Doherty and Lefebvre, respectively (the "Replacement Options"), to replace an equal number of shares of restricted stock voluntarily forfeited by the Named Executive Officers for which the performance vesting condition had been met.

(3) In connection with the grant of the Replacement Options, HPSC adopted the HPSC 1998 Executive Bonus Plan (the "Executive Bonus Plan"). Under the Executive Bonus Plan, each Named Executive Officer may earn a cash bonus equal to the aggregate exercise price of such executive officer's Replacement Option ($474,062.50 for Mr. Everets, $230,625 for Mr. Doherty and $64,062.50 for Mr. Lefebvre), payment of which is subject to the satisfaction of performance goals and continued employment. The purpose of the Executive Bonus Plan awards is to make up for the economic loss associated with the forfeiture of the restricted stock in exchange for the Replacement Options. One-eighth of the total award under the Executive Bonus Plan is earned at the end of each fiscal quarter during the two years following adoption of the plan, if the Company's volume of financial contract originations for the twelve-month period ending on last day of the fiscal quarter equals or exceeds $140,000,000 and the Named Executive Officer continues to be employed by the Company at the end of such fiscal quarter. The earned bonuses are payable upon the earlier of (i) the date the Named Executive Officer exercises his Replacement Option, or (ii) the termination or expiration of the Replacement Option. The Company has met the performance goal for the first seven quarters through the quarter ended December 31, 1999. Therefore, each Named Executive Officer has earned seven-eighths of the aggregate bonus that could be earned under the plan ($414,805 for Mr. Everets, $201,797 for Mr. Doherty and $56,055 for Mr. Lefebvre). All amounts that may be earned under the Executive Bonus Plan have been previously reported as compensation for 1995, when the Company granted to the Named Executive Officers the shares of restricted stock which such officers subsequently forfeited as described in Note 2.

(4) Includes term life insurance premiums paid by the Company and Company contributions to the Named Executive Officer's 401(k) retirement plan account, respectively, in the following amounts for fiscal year 1999: Mr. Everets, $2,606 and $4,773; Mr. Doherty, $2,606 and $3,809; and Mr.
    Lefebvre, $2,467 and $2,731. Also includes the value of shares of Common Stock in the Company's Employee Stock Ownership Plan ("ESOP") allocated to each of the Named Executive Officers in fiscal year 1999 (for services rendered during fiscal year 1998) in the amount of $8,251 for each named Executive Officer. The value of the allocated ESOP shares was calculated by using the December 31, 1999 closing price for the

    Company's Common Stock of $9.25 per share as reported on the Nasdaq National Market. The Company has not allocated shares of Common Stock to participants in its ESOP for services rendered during fiscal 1999 as of the date of this Proxy Statement.

(5) The Named Executive Officers' compensation is governed by employment agreements with the Company. See "EXECUTIVE COMPENSATION -- Employment Agreements".

STOCK LOAN PROGRAM

     On July 28, 1997, the Compensation Committee approved an amended Stock Loan Program whereby eligible executive officers and other senior personnel of the Company may borrow from the Company amounts not exceeding $200,000 in any fiscal quarter of the Company or $500,000 in the aggregate at any time during the term of the loan program for all employees, solely for the purpose of acquiring stock of the Company. All shares purchased with such loans are pledged to the Company as collateral for repayment of the loans. The loans are recourse, bear interest at a variable rate which is one-half of one percent above the Company's cost of funds, payable monthly in arrears, and are payable as to principal no later than five (5) years after the date of the loan, with periodic principal prepayments equal to between 20% and 30% of the participant's after-tax bonus. As of the date of this Proxy Statement, the Company has loans outstanding to Mr. Everets in the amounts of $103,929.38, secured by 23,279 shares. The largest aggregate amount outstanding under Mr. Everet's loan during 1999 was $142,932. As of the date of this Proxy Statement, Mr. Everets has repaid $38,902.62 of principal on such loans. Mr. Everets has made all monthly interest payments due on such loans. Neither Raymond Doherty nor Rene Lefebvre has any loans outstanding under the Stock Loan Program as of the date of this Proxy Statement. During 1999, the largest aggregate principal amount owed by Mr. Doherty under the Stock Loan Program was $88,347.79. Mr. Doherty repaid $16,379 in principal on this loan during 1999. The loan was repaid in full in January, 2000.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The table below sets forth a range of estimated annual retirement benefits available to certain executive employees under the HPSC Supplemental Executive Retirement Plan (the "SERP") effective as of January 1, 1997, as amended effective as of January 2000. Benefits under the SERP are intended to supplement the retirement benefits received by executive employees through other Company programs, such as the ESOP and 401(k) Plan, as well as Social Security benefits attributable to Company-paid FICA taxes. Benefits under the SERP, payable upon normal retirement at age 65 (or upon early retirement at age 62) as an actuarial equivalent of a life annuity, are based upon age, length of service (up to a maximum of 15 credited years of service) and an average of the participant's three highest calendar years of total compensation (base salary plus bonus) out of the five calendar years immediately preceding the normal or early retirement date or other date of termination of employment ("Average Final Compensation"). The SERP provides for making payments to the executive with an actuarial equivalent value equal to 55% of the Average Final Compensation in the case of Mr. Everets and 50% of the Average Final Compensation in the case of Mr. Doherty and Mr. Lefebvre, offset by amounts deemed available under the Company's 401(k) Plan and Social Security benefits, to the extent attributable to the Company's contribution and to Company-paid FICA taxes, respectively, as well as the value of shares allocated to the employee under the Company's ESOP. The SERP also contains a tax gross-up provision equal to any excise tax payments made by the participant pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended, relating to certain payments in excess of specified amounts made upon a change in control or otherwise. Accrual and vesting of benefits are contingent on the executive's continued service as an employee of the Company, with accrual in equal amounts over the first 15 years of service and vesting over a period of 10 years, starting in the sixth year of service, provided that an executive's benefits will also fully accrue and vest upon a "change in control" of the

Company (as defined in the SERP) unless such change in control is approved by at least a two-thirds vote of the incumbent Board of Directors. An executive's benefits will also fully vest if the executive's employment with the Company terminates involuntarily without "good cause" (as defined in the SERP) or on account of death or "disability" (as defined in the SERP). However, none of these termination events results in acceleration of the executive's benefit accrual under the SERP. Limited service credit (up to a maximum of three years) is given for service before 1993 and full credit is given for service between January 1, 1993 and the effective date of the SERP. For all periods prior to the effective date, service as either an employee of the Company or a member of its Board of Directors is credited. On and after the effective date, only service as an employee is credited. While not obligated to do so under the SERP, the Company has previously elected to cover at least a portion of its future obligations under the SERP by purchasing and holding life insurance policies on the SERP participants. The Company is the owner and beneficiary of the policies, which are designed to have sufficient cash value to pay the respective SERP benefits at each participant's normal retirement date under the SERP. The policies are an asset of the Company.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFIT TABLE APPLICABLE TO MR.
                                   EVERETS(1)

                                                            YEARS OF SERVICE
                                                ----------------------------------------
          AVERAGE FINAL COMPENSATION                5             10             15+
          --------------------------            ----------    -----------    -----------
$300,000......................................  $55,000.00    $110,000.00    $165,000.00
 400,000......................................   73,333.34     146,666.67     220,000.00
 500,000......................................   91,666.66     183,333.33     275,000.00
 600,000......................................  110,000.00     220,000.00     330,000.00
 700,000......................................  128,333.33     256,666.67     385,000.00

---------------

(1) Amounts shown do not reflect offsets for benefits received and attributable to the Company under the Company's 401(k) plan, ESOP, and Company-paid FICA taxes. For Mr. Everets, the years of credited service and covered compensation as of December 31, 1999, were 9.5 years and $640,000.

   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFIT TABLE APPLICABLE TO MESSRS.
                            DOHERTY AND LEFEBVRE(1)

                                                            YEARS OF SERVICE
                                                ----------------------------------------
          AVERAGE FINAL COMPENSATION                5             10             15+
          --------------------------            ----------    -----------    -----------
$100,000......................................  $16,666.67    $ 33,333.33    $ 50,000.00
 150,000......................................   25,000.00      50,000.00      75,000.00
 200,000......................................   33,333.33      66,666.67     100,000.00
 250,000......................................   41,666.67      83,333.33     125,000.00
 300,000......................................   50,000.00     100,000.00     150,000.00
 400,000......................................   66,666.67     133,333.33     200,000.00
 500,000......................................   83,333.33     166,666.67     250,000.00

---------------

(1) Amounts shown do not reflect offsets for benefits received and attributable to the Company under the Company's 401(k) plan, ESOP, and Company-paid FICA taxes. The years of credited service and covered compensation as of December 31, 1999 for Mr. Doherty were 10 years, $374,000, and for Mr. Lefebvre 6.0 years, $272,000.

OPTION GRANT TABLE

     The following table shows all options to purchase Common Stock granted to each of the Named Executive Officers in 1999 and the potential realizable value of such grants. The information in this table shows how much the Named Executive Officers may eventually realize in future dollars under two hypothetical situations: if the price of HPSC Common Stock gains 5% or 10% in value per year, compounded annually over the life of the options. These amounts represent assumed rates of appreciation and are not intended to forecast future appreciation of the Company's Common Stock.

                           OPTION GRANTS IN LAST YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                                             % OF TOTAL                                      RATES OF STOCK PRICE
                                              OPTIONS                                      APPRECIATION FOR OPTION
                        NUMBER OF SHARES     GRANTED TO    EXERCISE OR                             TERM($)
                       UNDERLYING OPTIONS   EMPLOYEES IN   BASE PRICE      EXPIRATION      ------------------------
        NAME             GRANTED (#)(1)         1999        ($/SH)(2)         DATE            5%             10%
        ----           ------------------   ------------   -----------   ---------------   ---------      ---------
John Everets.........        30,000            24.79%          9.54          12/7/09        179,990        456,129
Raymond Doherty......        20,000            16.53%          9.54          12/7/09        119,993        304,086
Rene Lefebvre........        10,000             8.26%          9.54          12/7/09         59,997        152,043

---------------
(1) Options were granted under the 1998 Stock Incentive Plan (the "1998 Stock Plan") and are exercisable in five equal annual installments beginning on grant date.

(2) The exercise price of the stock option is the weighted average of the closing prices for HPSC Common Stock for all the days on which the stock traded during the 30-day period ending on the day before the grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercise of stock options by the Named Executive Officers during fiscal 1999 and the value realized thereby and the value of unexercised "in-the-money" options at fiscal 1999 year-end.

           AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES(1)

                                                           NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                          IN-THE-MONEY OPTIONS AT    IN-THE MONEY OPTIONS AT
                                                           1999 FISCAL YEAR END      1999 FISCAL YEAR-END ($)
                                 SHARES        VALUE      -----------------------    ------------------------
                              ACQUIRED ON     REALIZED         EXERCISABLE/                EXERCISABLE/
            NAME              EXERCISE (#)      ($)            UNEXERCISABLE              UNEXERCISABLE
            ----              ------------    --------    -----------------------    ------------------------
John W. Everets.............        -0-       $   -0-         255,083/147,417          $1,244,202/$482,635
Raymond Doherty.............        -0-           -0-         182,499/ 77,501          $  952,488/$240,461
Rene Lefebvre...............     15,000       $68,438          45,416/ 37,084          $  198,119/$113,357

---------------
(1) An "in-the-money" option is an option for which the option price of the underlying stock is less than the December 31, 1999 market price as reported on the Nasdaq National Market ($9.25 per share); the value shown reflects stock price appreciation since the date of grant of the option.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Agreements

     John W. Everets and Raymond R. Doherty

     As of July 19, 1999 and August 2, 1999, the Company entered into employment agreements with each of John W. Everets and Raymond R. Doherty, respectively. The Company agreed to pay a base annual salary, beginning January 1, 2000, of at least $345,000 to Mr. Everets and $240,000 to Mr. Doherty, as determined annually by the Compensation Committee, as well as a bonus of up to 100% of base salary to each individual under an incentive plan developed by the Compensation Committee of the Board in consultation with management and approved by the full Board of Directors. Each employment agreement has a three-year term and thereafter will automatically renew from year to year unless either party to such agreement gives notice of his or its intention to terminate the agreement six months in advance of any anniversary.

     Either party to each employment agreement may terminate it at any time for any reason. In the event of a termination by the Company which is not "for cause" (as defined in each agreement) with respect to either Mr. Everets or Mr. Doherty or a decision not to renew by either party (and, in the case of Mr. Everets, in the event of termination by Mr. Everets for any reason), the Company will pay the employee his base monthly pay plus his maximum monthly bonus for the next 12 months, continue benefits to the employee and/or the employee's family for the next twelve months, and (except in the case of termination by Mr. Everets without "good reason") cause all outstanding options and restricted stock awards to vest. Each employee has agreed not to compete with the business of the Company while receiving termination payments and to maintain in confidence all of the Company's confidential information.

     In the event of Mr. Everets' or Mr. Doherty's termination due to death or disability, the Company will pay the employee or his estate the employee's base monthly salary for six months from the date of death or disability. The employee and his family will also be entitled to receive the employee's benefits during this six-month period and all of the employee's options and restricted stock awards will immediately vest. If, within three years after a "change in control" of the Company (as defined in each agreement), either the Company terminates Mr. Everets or Mr. Doherty other than "for cause" or the employee terminates his employment for "good reason" (as defined in each agreement), the Company will pay the employee up to 2.99 times the employee's average annual compensation for the five calendar years before the date of the change in control; the non-compete provisions will no longer apply; the employee's stock options will fully vest; and normal employee benefits will continue for 12 months. If, within three years after a "change in control," the employee terminates his employment for any reason other than for "good reason," the Company will pay the employee his base monthly pay plus the maximum monthly bonus and normal employee benefits for 12 months.

     Rene Lefebvre

     On April 23, 1998, the Company entered into an employment agreement with Rene Lefebvre. The Company agreed to pay Mr. Lefebvre an initial base annual salary of at least $142,000 as well as a bonus to be determined in accordance with an incentive plan developed by the Compensation Committee of the Board of Directors. The employment agreement has a three-year term ending on April 23, 2001. On that date the agreement will automatically renew from year to year until either party to such agreement gives notice of his or its intention to terminate the agreement 60 days in advance of any anniversary. Either party to the employment agreement may terminate it at any time for any reason on thirty days advance notice, except that the Company may terminate Mr. Lefebvre for cause at any time without prior notice. The Company is obligated to pay Mr. Lefebvre's salary for twelve months after termination, if it terminates his employment other than "for cause" (as defined in his agreement) and for six months after termination if it does not renew the agreement. Mr. Lefebvre has agreed not to compete with the business of the Company while receiving severance payments and to maintain in confidence all of the Company's confidential information. If, within three years after a "change in control" of the Company (as defined in each agreement), either the Company terminates Mr. Lefebvre other than "for cause" or Mr. Lefebvre terminates his employment due to a "change in employment" (as defined in the agreement), the Company will pay Mr. Lefebvre up to 2.99 times his average annual compensation for the preceding five calendar years before the date of the change in control; the non-compete provisions will no longer apply; Mr. Lefebvre's stock options will fully vest; and his normal employee benefits will continue for 12 months. If, within three years after a "change in control," Mr. Lefebvre terminates his employment for any reason other than a "change in employment," the Company will pay him his base monthly pay plus the maximum monthly bonus that he would have earned during the next 12 months and normal employee benefits for 12 months.

  Change In Control Arrangements

     In addition to the change in control provisions in the employment agreements described above, certain Company compensation plans provide for acceleration of vesting of benefits upon a change in control of HPSC. Under the 1995 Stock Plan and 1998 Stock Plan, all outstanding options and restricted stock awards granted to the Named Executive Officers will vest upon a change in control (as defined in such plans). Under the terms of the ESOP all amounts allocated to participants' accounts will vest upon a change in control, and under the terms of the SERP, benefits will fully accrue and fully vest upon a change in control, unless such change in control is approved by two-thirds of the Company's incumbent directors.

COMPENSATION OF DIRECTORS

     In 1999, the Company paid each non-employee director a fee of $5,000 per year plus an additional $2,500 per year for each committee of the Board on which he or she serves and $500 for each board or committee meeting attended. The Board has approved an increase in the director fee to $10,000 for fiscal year 2000. In addition, the Company reimburses directors for their travel expenses incurred in attending meetings of the Board or its committees. Under the 1998 Stock Plan, each continuing non-employee director is granted 1,000 non-qualified stock options on the day of each annual meeting of stockholders during the term of the 1998 Stock Plan, at the fair market value of the Common Stock on the date of grant. If the 2000 Stock Plan is approved, in the future each non-employee director will be granted such options under the 2000 Stock Plan, rather than the 1998 Stock Plan. Under the 1998 Outside Director Stock Bonus Plan, each continuing non-employee director will receive 1,000 shares of bonus stock on the day of each annual meeting of stockholders during the term of the 1998 Outside Director Stock Bonus Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee") currently consisting of J. Kermit Birchfield (Chair), Dollie A. Cole, Samuel P. Cooley and Lowell P. Weicker, Jr., all of whom are independent, non-employee directors.

     The Committee has primary responsibility for analyzing the compensation of executive officers of the Company, establishing performance goals for executive officers, reporting to the full Board with respect to such compensation, and administering the Company's stock plans.

SALARIES FOR 1999

     The Chairman of the Board and Chief Executive Officer (the "Chairman") and each of the other two executive officers have employment agreements which provide for base cash compensation determined annually by the Compensation Committee but subject to minimum levels specified in the agreements. See "Employment Agreements" above.

     The base cash compensation levels for the Chairman and other executive officers were established in their employment agreements by the Committee based upon a number of factors including the financial performance of the Company during the period of their employment, the experience of the officer and his importance to the Company and base compensation levels paid by comparable companies. In setting base cash compensation and cash bonuses (discussed below) for 1999 for the Chairman, Mr. Doherty and Mr. Lefebvre, the Committee considered the financial condition of the Company during the prior year, the outlook for the ensuing year and the results of a report reviewing the compensation packages for each of the Company's executive officers prepared for the Company by an independent compensation consulting firm (the "Report"). The independent consulting firm arrived at competitive market data for the Company's executive officers by referencing published survey sources and publicly available SEC filings from a group of peer companies. The published survey sources contain data for similar positions at companies of equivalent size to the Company within the diversified financial services industry. The peer companies were selected based on industry, size and likeliness to compete with the Company for key talent. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus the companies included in the peer group are not the same as the companies included in the Custom Index as defined in the Performance Graph on page 16. The aggregate findings from these sources found that base salary compensation for the Chairman and Mr. Doherty is between the 60th and 75th percentiles and slightly below the median for Mr. Lefebvre. Total cash compensation (base salary plus bonus) for the Chairman and Mr. Doherty is between the 60th and 75th percentiles and between the 50th and 60th percentiles for Mr. Lefebvre. Total Direct Compensation (the sum of base salary, bonus and the value of equity incentives) is between the 50th and 60th percentiles for the Chairman, and below the median for the other two executive officers.

CASH BONUSES FOR 1999

     In recommending bonuses for the Chairman and other executive officers for the fiscal year ended December 31, 1999, the Committee reviewed the financial and overall performance of the Company during 1999. Instead of using specific target levels with respect to individual and Company performance to calculate bonuses, the Committee considered a number of factors, including the following:
(i) the overall financial performance of the Company, particularly in terms of earnings per share growth; (ii) the continuing diversification of the Company's financing contract portfolio away from reliance on dental equipment financing;
(iii) the Company's lack of reliance on asset sales to generate revenue, in comparison to competitors; (iv) the commitment of the management team; (v) the Company's success in hiring and retaining excellent personnel; (vi) the information contained in the Report with respect to total cash compensation awarded to persons in comparable positions by companies surveyed for the Report; and (vii) other positive developments in the Company's business. The Committee also considered the contribution of each executive officer to the performance of the Company, the responsibilities of each executive officer in connection with this performance, the importance of the individual to the future growth and profitability of the Company, cash compensation levels of competitors in the industry (many of these competitors are included in the companies surveyed for the Report) and the success of the management team in achieving the Company's short-term and long-term goals. Although the Committee considered all of these factors in exercising its judgment as to compensation levels for the Chairman and other executive officers, the Committee did not use a precise formula to weigh the relative importance of such factors.

STOCK OPTIONS

     The purpose of the 1998 Stock Plan and the proposed 2000 Stock Plan is to retain and motivate the Company's key employees and outside directors and to increase their incentive to work toward the attainment of the Company's long-term growth and profit objectives. In determining the size of the stock option awards, the primary considerations are the performance of the executive officer, the number of shares underlying outstanding equity awards which continue to be subject to vesting and the grant value of the award. In fiscal year 1999, the Committee awarded stock options under the 1998 Stock Plan to John
W. Everets in the amount of 30,000 shares, Raymond R. Doherty in the amount of 20,000 shares and Rene Lefebvre in the amount of 10,000 shares. These grants were made to provide an incentive to these key executive officers to remain with the Company and to encourage and facilitate stock ownership in the Company by the Company's executive officers. This component of an executive officer's compensation directly links the officer's interests with those of the Company's other stockholders.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million except to the extent that such compensation is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that the performance standards were satisfied. None of the compensation paid to any executive officer in fiscal year 1999 would exceed the deduction limit of
Section 162(m) of the Internal Revenue Code, and the Committee does not anticipate that in the near future the compensation paid to executive officers in the form of base salaries and incentive compensation will be non-deductible under Section 162(m) of the Internal Revenue Code. Restricted stock and option awards under the 1995 Stock Plan, the 1998 Stock Plan and the proposed 2000 Stock Plan comply with the requirements of Section 162(m) of the Internal Revenue Code.

                                          Compensation Committee

                                          J. Kermit Birchfield, Chair
                                          Dollie A. Cole
                                          Samuel P. Cooley
                                          Lowell P. Weicker, Jr.

PERFORMANCE GRAPH

     SEC rules require that the Company present a line graph comparing cumulative total shareholder return for HPSC over a period of five years, assuming reinvestment of dividends, with a broad equity market index and either a published industry index or an index comprising peer companies selected by the Company. The broad equity market index selected by the Company for inclusion in the graph is the Russell 2000 Index, an index of 2,000 public companies with relatively small market capitalization. For its second comparative index, the Company prepared its own index (the "Custom Index") of three publicly-owned state commercial banks that are of similar market capitalization to the Company, ranging in size from approximately $35 million to approximately $70 million of market capitalization, and two companies in the equipment leasing field.

     Set forth below is a graph comparing, over a five-year period beginning December 31, 1994, the cumulative total return for the Company, the Russell 2000 Index and the Custom Index.

[PERFORMANCE GRAPH OMITTED]

                                                                                                        CUSTOM COMPOSITE INDEX (5
                                                        HPSC INC.                 RUSSELL 2000                   STOCKS)
                                                        ---------                 ------------          -------------------------
Dec-94                                                   100.00                      100.00                      100.00
Dec-95                                                   120.00                      128.00                      131.00
Dec-96                                                   160.00                      150.00                      177.00
Dec-97                                                   147.00                      183.00                      270.00
Dec-98                                                   252.00                      178.00                      197.00
Dec-99                                                   247.00                      216.00                      119.00

     The Custom Index includes: Capital Crossing Bank, formerly Atlantic Bank & Trust Co. (since third quarter 1996), Linc Capital Inc. (since first quarter
1998), Professional Bancorp Inc., Redwood Empire Bancorp and T&W Financial Group (since first quarter 1998).

           PROPOSAL TWO -- APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

     The Board of Directors adopted the 2000 Stock Incentive Plan (the "2000 Stock Plan") on December 13, 1999, subject to stockholder approval, to provide for grants of stock options and other stock-based awards. The 2000 Stock Plan is intended to provide an opportunity for certain key employees as well as non-employee directors of and consultants to the Company and its subsidiaries to acquire an ownership interest in the Company, thereby aligning their interests with those of the Company's stockholders. Adoption of the 2000 Stock Plan will also enhance and maintain the Company's ability to attract, retain and motivate key employees, including salespersons, whose efforts will be important to the Company's future success and prosperity.

     Only 15,000 shares remain available for options or restricted stock grants under the 1998 Stock Plan. The Board believes that additional shares should be made available to give the Company maximum flexibility in providing appropriate incentives to key personnel. Upon stockholder approval of the 2000 Stock Plan, the 1998 Stock Plan will be terminated, and none of the shares reserved and then currently available under the 1998 Stock Plan will be available for option or restricted stock grants thereunder, although shares subject to options or stock awards under the 1995 Stock Plan or the 1998 Stock Plan that expire or are terminated unexercised and any shares withheld or reacquired by the Company pursuant to withholding, payment, forfeiture or repurchase rights under the 1995 Stock Plan or the 1998 Stock Plan will be available for issuance pursuant to restricted stock awards or non-qualified stock options under the 2000 Stock Plan (the "Prior Plan Repurchased Shares") and previous option grants and stock purchases under the 1995 Plan and the 1998 Stock Plan will be unaffected.

GENERAL

     The 2000 Stock Plan permits the Company to grant (1) stock options (both non-qualified stock options ("NSOs") and incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code) and (2) performance-based restricted stock.

     The 2000 Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), whose members are "outside directors" under regulations promulgated under Section 162(m) of the Code and are "Non-Employee Directors" under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee determines which key employees of the Company and its subsidiaries are eligible to participate in the 2000 Stock Plan and the amounts, times, forms, terms and conditions of grants under the 2000 Stock Plan within the limitations established by the 2000 Stock Plan and specifically approves any grant of stock options or restricted stock to executive officers, employees or consultants under the 2000 Stock Plan.

ELIGIBLE PARTICIPANTS

     Under the 2000 Stock Plan, all executive officers (currently three), all non-employee directors (currently seven), other key employees (currently 35) and consultants or other service providers would be eligible to participate and to receive stock options and restricted stock awards, based on their performance and that of the Company.

NUMBER OF SHARES

     Subject to adjustment in the event of any change in the capital structure of the Company, the maximum aggregate number of shares that may be issued under the 2000 Stock Plan is 450,000 shares plus (with respect to restricted stock awards and non-qualified stock options) the Prior Plan Repurchased Shares. No more than 200,000 options to purchase Common Stock or shares of restricted Common Stock may be awarded to an individual participant in any one year. For any participant, the aggregate fair market value of stock subject to ISOs that are first exercisable in any calendar year may not exceed the limits established from time to time under Section 422 of the Internal Revenue Code.

     Any shares subject to an option or restricted stock award that for any reason expires or is terminated unexercised as to such shares and any shares withheld or reacquired by the Company pursuant to withholding, payment, forfeiture or repurchase rights will be available again for distribution under the 2000 Stock Plan.

     The closing price of the Company's Common Stock as reported by Nasdaq on March 14, 2000 was $8.00.

STOCK OPTIONS

     Award Agreement. The Committee will determine the terms of the stock awards under the 2000 Stock Plan. Options granted under the 2000 Stock Plan may be ISOs, NSOs, or any combination thereof. Only participants who are employees of the Company may receive ISOs. Each award will be evidenced by a written agreement between the Company and the person receiving the stock option. The agreement will specify the option price, the expiration date of the option, the number of shares for which the option is exercisable, any conditions to the exercise of the option, such as continued employment, and such other terms and conditions as the Committee in its sole discretion shall determine.

     Option Price. The option exercise price may not be less than, in the case of ISOs, the market price of the Common Stock on the date of the option grant, which equals the closing price of the Common Stock on the relevant date, as such closing price as reported in The Wall Street Journal (or, if such date is not a trading day, or if no trades took place on such date, then the closing price for the last previous trading date or the last previous day on a which a trade occurred) (the "Market Price") or, in the case of NSOs, 85% of the Market Price of the Common Stock on the date of grant; provided that if the closing price of the Common Stock is no longer reported in The Wall Street Journal, the Market Price on any date shall be as determined by the Board of Directors. The participant is not required to pay any consideration for the grant of a stock option under the 2000 Stock Plan.

     Option Exercise. Options may be exercised at such times and subject to such restrictions and conditions, including, without limitation, restrictions based on continued employment with or service to the Company or the achievement of performance goals, as are determined by the Committee. The Committee has the discretion to provide at the time of an option grant that such stock option shall become fully exercisable upon a change in control of the Company, as described below. In the case of options that do not by their terms become exercisable upon change in control, the Committee has the discretion to provide for the accelerated vesting of such options upon a change in control. Options granted under the 2000 Stock Plan generally will expire at the earliest of (1) ten years after the date of grant, (2) six months after termination of employment or other service relationship with the Company due to death or disability, (3) three months after termination of employment or other service relationship with the Company for any other reason except termination for cause, and (4) immediately upon termination of employment or other service relationship with the Company for cause. An option may be exercised under the 2000 Stock Plan by providing written notice to the Company specifying the number of shares of Common Stock to be purchased and providing payment to the Company. Generally, the option price shall be paid in full in cash or by cashless exercise through an approved broker, or in the discretion of the Committee, by delivery or deemed delivery of shares of Common Stock of the Company which (a) have a fair market value equal to the exercise price of the option shares to be purchased and (b) except to the extent otherwise permitted by the Committee in any instance, have been owned by the participant (or other person(s) exercising the participant's rights under the Plan) for at least six months prior to the date of delivery or deemed delivery. Certificates for the shares purchased on the exercise of an option will be issued only upon payment in full of the option price. The Committee will withhold or require the participant to surrender sufficient shares acquired pursuant to the option to pay any applicable withholding taxes that the Company is required by law to withhold, and such withheld and surrendered shares shall become available again for distribution under the 2000 Stock Plan. To the extent that satisfaction of required withholding taxes by the foregoing methods is not possible, and to the extent that the participant elects additional tax withholding, such withholding may be satisfied by any of the methods permitted for payment of the option price, subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company. For options with a before-tax net value of at least $10,000, the participant shall be deemed to have exercised such option in full, to the extent not previously exercised, on the last day of the option term.

     Automatic Stock Option Grants to Non-Employee Directors. Members of the Company's Board of Directors who are not employees of the Company or its subsidiaries will receive an annual grant under the 2000 Stock Plan of NSOs to purchase 1,000 shares of Common Stock, subject to adjustment in the event of a change in the capital structure of the Company ("Automatic Options"). These grants will be made at the conclusion of each regular annual meeting of the Company's stockholders to non-employee directors who will continue to serve on the Board thereafter and to newly elected non-employee directors immediately upon their election to the Board of Directors. The exercise price will be equal to the Market Price of the Common Stock on the date of grant. The NSOs will be exercisable immediately upon the date of grant. The NSOs will expire at the earliest of (1) ten years after the date of grant, (2) six months after the termination of the director's service due to death or disability, (3) three months after the termination of the director's service for any other reason except termination for cause, and (4) immediately upon the termination of the director's service for cause.

     Deferral Elections. The 2000 Stock Plan authorizes the Committee to permit the deferral of the delivery of shares received upon exercise of a NSO, which is exercised by cash or check (provided that delivery of all shares received upon such option exercise is deferred) or by delivery or deemed delivery of shares of previously owned Common Stock which meet the conditions described above for such a cashless exercise of an option without a deferral election. The deferral opportunity will be limited to (i) non-employee directors, (ii) other non-employee service providers and (iii) employees who are members (as determined in the discretion of the Committee) of a select group of management or highly compensated employees of the Company or any of its subsidiaries. To elect deferral with respect to an option exercise, the participant must make an irrevocable election at least (i) six months before expiration of the option and
(ii) two months before exercise of the option to defer receipt of the shares otherwise to be received upon exercise until a specified date at least one year after such election and no later than the participant's termination of employment. Phantom shares of Common Stock equal in number to the shares of Common Stock deferred shall be credited to an account in the name of the participant. Dividends paid on Common Stock during such deferral period will, in the discretion of the Company, either be paid in cash to the participant or will be credited to the deferred amounts as additional phantom shares. The deferred account balance will be payable in shares of Common Stock, at the election of the optionee, either in a lump sum payment as of the date specified in the election or, in annual installments over a period of up to 10 years after such date. Such deferred amounts may be disbursed earlier in certain events such as disability, death, an "unforeseeable emergency" or otherwise in the discretion of the Committee.

RESTRICTED STOCK

     Within the limitations described below, the Committee will determine when restricted stock will be granted under the 2000 Stock Plan and all of the other terms and conditions of a grant. The Committee may determine whether, and to what extent, any consideration other than the services of the participant must be paid for the restricted stock. Shares of restricted stock will be held in escrow by the Company in certificate or book-entry form. The participant will receive all of the benefits of ownership with respect to such shares including the rights to vote the shares and to receive dividends; provided, however, that so long as the restrictions are in effect, (1) the shares may not be sold, hypothecated or otherwise disposed of, (2) if the participant's employment is terminated without cause by the Company or by reason of death or disability (any such event, "Termination without Cause"), and if the Partial Performance Condition described below is not met within four months after the termination date, the participant shall forfeit to the Company all such shares (or, if the partial Performance Condition is met, but the Full Performance Condition is not met by the end of such four-month period, the participant shall forfeit to the Company 50% of such shares) for no consideration other than the price, if any, paid for such stock by the participant and (3) if the participant voluntarily terminates his employment or is terminated by the Company with cause, the participant shall forfeit to the Company all such shares as of the termination date for no consideration other than the price, if any, paid for such stock by the participant.

     All restricted stock granted under the 2000 Stock Plan will remain subject to the restrictions on transfer and the right of the Company to repurchase described in the previous paragraph unless, within the five-year period after such grant (the "Five-year Period"), the Common Stock achieves specified multiples of its value on the date of grant and the participant meets the Service Requirement described below. If the closing price of the Common Stock as reported on the Nasdaq National Market System for a consecutive 10-day period equals or exceeds 144.605% of the Market Price on the date of grant of the restricted stock award (the "Partial Performance Condition"), the restrictions described above will lapse as to one-half of the restricted shares awarded at such time as the participant meets the Service Requirement. If the closing price as reported on the Nasdaq National Market System for a consecutive 10-day period equals or exceeds 189.210% of the Market Price on the date of grant of the restricted stock award (the "Full Performance Condition") the restrictions described above will lapse as to the second half of the restricted shares at such time as the participant meets the Service Requirement. A participant meets the Service Requirement if he or she provides continuous service to the Company during the Five-Year Period, except that (i) in the event of the Participant's Termination without Cause during the Five-Year Period but after one or both of the Performance Conditions are met, the participant shall be deemed to have met the Service Requirement as of such date of termination with respect to the Performance condition(s) which have been met (or deemed to have been met, as set forth in (ii) below) as of such termination date and (ii) in the event of a participant's Termination without Cause before one or both Performance Conditions are met, the participant is deemed to have met the Service Requirement through the end of the fourth month after the termination of employment. If the Partial Performance Condition and the Service Requirement with respect to a grant of restricted stock are not achieved within the Five-Year Period, the participant shall forfeit to the Company all such stock for no consideration other than the price, if any, paid for such stock by the participant. The Full Performance Condition represents the annual compound return (including dividends) of the Standard and Poor's 500 stock index for the period January 1, 1970 through December 31, 1999, compounded over the Five-Year Period; the Partial Performance Requirement represents one-half of such increase.

     Each award will be evidenced by a written agreement between the Company and the person to whom the award is made, setting forth the performance goals described above and the period within which such goals must be met. No restriction will be released until the Committee certifies that the applicable performance levels have been satisfied. Distribution of earned restricted stock will be made as soon as practicable after the expiration of the applicable performance period. The Committee will require participants to surrender sufficient vested shares to pay applicable withholding taxes, and such surrendered shares shall become available again for distribution under the 2000 Stock Plan.

     Nontransferability

     Generally, options and restricted stock granted pursuant to the 2000 Stock Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution, and options may be exercised, during the lifetime of the participant, only by the participant. However, the Committee or the Board, as the case may be, may, in its discretion, allow transfers of NSOs and restricted stock awards to or in trust for the participant's spouse, children, grandchildren, siblings and spouses of any of the foregoing or entities for the benefit of any such persons.

     Forfeiture

     In the discretion of the Committee, options (other than Automatic Options described above), shares of Common Stock acquired upon the exercise of an option or issued pursuant to a restricted stock award and any gain realized upon the exercise of any options or upon the sale of shares of formerly restricted stock may be subject to forfeiture to the Company under the circumstances set forth in the applicable restricted stock award agreement or option grant agreement, which circumstances may include the participant's competing with the Company during a specified period after termination of employment with the Company.

     Change in Control

     The 2000 Stock Plan authorizes the Committee, in its discretion, to provide at the time it grants an option or restricted stock award that in the event of a change in control of the Company, such stock option shall become fully exercisable and vested or that the restrictions applicable to any outstanding grants of restricted stock shall lapse and such shares shall become fully vested. With respect to options and restricted stock awards that do not by their terms automatically vest upon a change in control, the Committee has the discretion to provide at the time of a change in control for accelerated vesting of options and restricted stock awards.

     For purposes of the 2000 Stock Plan, the term "change in control" is defined as (1) the acquisition, directly or indirectly, of at least 20 percent of the outstanding securities of the Company by a person other than the Company or an employee benefit plan of the Company, (2) a greater than one-third change in the composition of the Board over a period of 24 months (if such change was not approved by a majority of the existing directors), (3) certain mergers and consolidations involving the Company, (4) a liquidation of the Company or (5) a sale of all or substantially all of the Company's assets. The term "change in control" does not include a reincorporation of the Company in a different state and certain other transactions.

     Amendment or Termination

     The 2000 Stock Plan will automatically terminate on December 12, 2009. The Board of Directors may terminate the 2000 Stock Plan at any time before that date and may make such changes in the 2000 Stock Plan as it deems advisable except that stockholder approval shall be required for changes that would (i) increase the maximum number of shares subject to the 2000 Stock Plan, (ii) materially modify the requirements as to eligibility for participation in the 2000 Stock Plan or (iii) require stockholder approval under Rule 16b-3 promulgated under the Exchange Act, as amended, or Sections 162(m) or 422 of the Internal Revenue Code.

     Federal Tax Consequences

     Stock Options. The grant of a stock option creates no income tax consequences to the participant or the Company. Upon the exercise of a NSO, the participant generally will recognize ordinary taxable income equal to the excess of the fair market value of the shares purchased (as of the exercise date) over the option price.

The Company will be entitled to a deduction in the same amount and at the same time. Any gain or loss upon subsequent sale of the shares will be a capital gain or loss. If the participant elects to defer receipt of the proceeds upon exercise of a NSO, the participant will have no taxable income at the time of exercise of the NSO but will defer his recognition of taxable income until the date on which his deferred compensation account terminates and he receives actual shares of Common Stock. At that time, if the purchase price of the NSO was paid in cash, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares acquired (as of the date of their receipt) over the option price and the Company will be entitled to a deduction in the same amount. If the purchase price of the NSO was paid by delivery of already-owned shares of Common Stock, the participant will recognize ordinary taxable income equal to the fair market value of the shares acquired (as of the date of their receipt) and the Company will be entitled to a deduction in the same amount.

     Upon exercising an ISO, a participant has no taxable income (except that the alternative minimum tax may apply), and the Company receives no deduction, provided that the employment requirements specified in Section 422 of the Code are satisfied. If the participant holds the stock acquired upon exercise for the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss equal to the difference between the option exercise price and any amount realized on the disposition. The Company is allowed no deduction. The statutory holding period is the later of two years from the grant date or one year from the date the Common Stock is transferred to the participant pursuant to the exercise of the option. If a participant disposes of shares acquired by the exercise of an ISO before expiration of the holding period (a "disqualifying disposition"), then the amount of ordinary income taxable to the participant is the lesser of (1) the fair market value of the Common Stock on the exercise date less the option exercise price, and (2) the amount realized on disposition less the option exercise price. The Company will be entitled to a deduction in the same amount and at the same time.

     Restricted Stock. A recipient of restricted stock will have ordinary taxable income equal to the excess of the fair market value of the shares at the time if and when the share restrictions lapse over the amount (if any) paid by the recipient for such restricted stock. Under current federal tax law, however, the employee may elect to include as ordinary income for the year of the award the fair market value of the shares on the grant date over the amount (if any) paid by the recipient for such restricted stock. The restrictions on the shares will not affect fair market value for purposes of such an election. If the election is made, the recipient will not incur additional tax liability until the sale or disposition of the shares, when any gain or loss will be a capital gain or loss. If the shares are forfeited following such an election, the recipient obtains no tax benefit with respect to the forfeiture or any prior tax payment, but will be able to claim a capital loss deduction equal to the difference (if any) between the sum of the amount (if any) paid for the shares plus the taxable income recognized at the time of the election minus the amount (if any) received upon the forfeiture. The Company is entitled to a federal tax deduction in the same amount and at the same time as the employee realizes ordinary income.

     Other Limitations on Income Tax Deduction

     Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total individual compensation paid to the Chief Executive Officer and the other two most highly compensated executive officers of the Company exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation without regard to the $1,000,000 limit, however, provided that it complies with conditions imposed by
Section 162(m) of the Code, including the payment of performance-based compensation pursuant to a plan approved by stockholders. The 2000 Stock Plan is designed to provide the Company flexibility and the opportunity to qualify certain aspects of compensation as performance-based compensation under Section 162(m) of the Code, should the Company at some time in the future pay consideration that may exceed the limit under Section 162(m).

     The foregoing summary of the effects of federal income taxation upon the participant and the Company with respect to awards under the 2000 Stock Plan does not purport to be complete, and reference should be made to the applicable provisions of the Internal Revenue Code and the regulations thereunder. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside or the Company may be subject to taxation.

     Benefits under the 2000 Stock Plan

     As a result of the discretionary nature of the 2000 Stock Plan, it is not possible to determine who the participants in such Plan will be, or the number of options or other awards to be received by any person or group under such Plan other than with respect to Automatic Options that will be granted to each of the Company's non-employee directors (Messrs. Biernat, Birchfield, Cooley, McDougal, Overstrom and Weicker and Ms. Cole) immediately following the Annual Meeting. The Committee may, in its discretion, grant stock options or make restricted stock awards to eligible participants under the 2000 Stock Plan before the Annual Meeting, subject to approval of the 2000 Stock Plan by the stockholders at the Annual Meeting. No such grants or awards have been made to date.

     Vote Required for Approval

     The affirmative vote of the holders of a majority of all outstanding shares present or represented at the Annual Meeting and entitled to vote thereon is required to approve the adoption of the 2000 Stock Plan, provided that the number of votes cast for and against the 2000 Stock Plan must exceed 50% of the number of shares entitled to vote thereon. See "Quorum and Voting Procedures" below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 2000 STOCK PLAN AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

PROPOSAL THREE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP have been selected to act as the Company's independent public accountants for the current year, subject to ratification by vote of the holders of a majority of the shares of Common Stock present and entitled to vote thereon at the Annual Meeting. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP.

                           PROPOSALS OF STOCKHOLDERS

     Proposals for inclusion in the Proxy Statement. Any proposal of a stockholder intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the corporate headquarters of the Company no later than Friday, November 17, 2000 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

     Other Proposals (Not for Inclusion in the Proxy Statement). HPSC's By-laws and the rules of the SEC provide certain procedures that a stockholder must follow to nominate one or more individuals for election as a Director or to introduce an item of business at an annual meeting of stockholders. These procedures provide that any nomination or proposed item of business must be submitted in writing to the Secretary of the Company at 60 State Street, Boston, MA 02109. Usually, the nomination or proposed item of business must be received:
(i) no later than the close of business on the 90th day, and (ii) no earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting. However, if the annual meeting is held more than 30 days prior to, or more than 70 days after, the first anniversary of the preceding year's annual meeting, then the item of business must be received no earlier than the close of business on the 120th day prior to such meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting.

     The notice of a nomination must include:

          (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

          (b) a representation that the stockholder is a stockholder of record of the Company entitled to vote at the meeting who intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement soliciting proxies for such nominee or nominees as director(s); and

          (e) a signed consent of each nominee to serve as a director of HPSC if elected.

     The notice of a proposed item of business must include: a brief description of the substance of, and the reasons for, conducting such business at the annual meeting; the stockholder's name and address; the number of shares of Common Stock held by the stockholder (with supporting documentation where appropriate); and any material interest of the stockholder in such business.

                          QUORUM AND VOTING PROCEDURES

     The By-Laws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker "non-votes" are counted as present for purposes of determining the existence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because, under the rules of Nasdaq that govern brokers trading on the Nasdaq, the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Under Section 160(c) of the Delaware General Corporation Law, the 1,625,182 shares of Common Stock retired by the Company and the 524,300 shares of common stock held by the Company in its treasury are not entitled to vote on any matters coming before the Annual Meeting or to be counted for quorum purposes.

     The vote required for approval of the 2000 Stock Plan is the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon, provided that the number of votes cast for and against the 2000 Stock Plan must exceed 50% of the number of shares entitled to vote thereon. Abstentions will count as votes against this proposal. Broker non-votes will not count as votes necessary for approval of this proposal. Brokers do not have discretionary authority to vote on this proposal.

     The vote required for election of directors is the affirmative vote of a plurality of the shares present or represented at the Annual Meeting and entitled to vote thereon (i.e., the nominees receiving the greatest number of votes will be elected). Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

     If a stockholder of record specifies in the proxy how it is to be voted, it will be voted in accordance with such specification. If a properly signed proxy is returned to the Company by a stockholder of record and is not marked, it will be voted in accordance with the Board's recommendations on all proposals. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time before the exercise of the powers conferred thereby, by notice in writing to the Secretary of the Company. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the proxy unless such stockholder affirmatively indicates at the Annual Meeting his intention to vote the shares covered thereby in person.

                                 OTHER MATTERS

     The Board of Directors and Company's management know of no business which will be presented for consideration at the Annual Meeting other than that discussed above. However, if any other proper business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know are to be presented at the Annual Meeting as of a reasonable time before the mailing of this Proxy Statement; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting; (iii) election of any person as a director if any of the nominees named herein is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the Annual Meeting.

     The cost of preparing, assembling and mailing this proxy material will be paid by the Company. The Company may solicit proxies other than by the use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company has also retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 to assist the Company in the distribution of the proxy materials and the solicitation of proxies for an estimated fee of $4,000 plus reimbursement of reasonable out-of-pocket expenses. The Company requests individuals, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                                          By Order of the Board of Directors

                                          DENNIS W. TOWNLEY
                                          Secretary

                                   HPSC, INC.

                            2000 STOCK INCENTIVE PLAN

                                DECEMBER 13, 1999

                                TABLE OF CONTENTS

1. PURPOSE; RESTRICTIONS.......................................................1
2. EFFECTIVE DATE..............................................................1
3. STOCK COVERED BY THE PLAN...................................................1
4. ADMINISTRATION..............................................................2
5. ELIGIBLE RECIPIENTS; AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.............2
   (a) KEY EMPLOYEES, CONSULTANTS AND OTHER INDIVIDUAL CONTRIBUTORS............2
   (b) NON-EMPLOYEE DIRECTORS..................................................2
      (i) PRICE................................................................3
      (ii) EXERCISE............................................................3
      (iii) EXPIRATION.........................................................3
      (iv) OTHER TERMS.........................................................3
6. DURATION OF THE PLAN........................................................3
7. TERMS AND CONDITIONS OF OPTIONS AND RESTRICTED STOCK AWARDS.................3
   (a) PRICE...................................................................3
   (b) NUMBER OF SHARES........................................................4
   (c) VESTING AND OTHER TERMS OF RESTRICTED STOCK AWARDS......................4
      (i)VESTING...............................................................4
      (ii) FORFEITURE OF UNVESTED SHARES.......................................5
      (iii) ESCROW OF UNVESTED SHARES..........................................5
      (iv) STOCKHOLDER RIGHTS..................................................6
      (v) OTHER TERMS..........................................................6
   (d) EXERCISE OF OPTIONS.....................................................6
   (e) PAYMENT.................................................................6
   (f) WITHHOLDING TAXES; DELIVERY OF SHARES...................................7
   (g) TRANSFERABILITY.........................................................7
   (h) TERMINATION OF RESTRICTED STOCK AWARDS AND OPTIONS......................8
   (i) RIGHTS AS STOCKHOLDER...................................................8

   (j) FORFEITURE..............................................................9
   (k) 10% STOCKHOLDER.........................................................9
   (l) CONFIDENTIALITY AGREEMENTS..............................................9
   (m) AGGREGATE LIMITATION....................................................9
   (n) RIGHT TO TERMINATE......................................................9
   (o) DEFERRAL...............................................................10
8. RESTRICTIONS ON INCENTIVE OPTIONS..........................................11
9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC...........11
10. ADJUSTMENT IN SHARES......................................................11
11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS.........................12
12. DEFINITIONS...............................................................12
   (a) "BOARD"................................................................12
   (b) "CHANGE IN CONTROL"....................................................12
   (c) "CODE".................................................................12
   (d) "COMMITTEE"............................................................12
   (e) "COMMON STOCK".........................................................12
   (f) "COMPANY" AND "COMPANY GROUP"..........................................12
   (g) "DEFERRED COMPENSATION ACCOUNT"........................................12
   (h) "DIRECTOR OPTION"......................................................12
   (i) "DISABILITY"...........................................................12
   (j) "EFFECTIVE DATE".......................................................12
   (k) "EMPLOYEE".............................................................13
   (l) "EVENT"................................................................13
   (m) "EXCHANGE ACT".........................................................13
   (n) "INCENTIVE OPTION".....................................................13
   (o) "MARKET PRICE".........................................................13
   (p) "1995 PLAN"............................................................13
   (q) "NON-EMPLOYEE DIRECTOR"................................................13
   (r) "NONQUALIFIED OPTION"..................................................13
   (s) "OPTION"...............................................................13

   (t) "PARTICIPANT"..........................................................13
   (u) "PERFORMANCE CONDITIONS"...............................................13
   (v) "PERFORMANCE PERIOD"...................................................13
   (w) "PHANTOM STOCK"........................................................13
   (x) "PLAN".................................................................13
   (y) "RESTRICTED STOCK AWARD"...............................................14
   (z) "SERVICE"..............................................................14
   (aa) "SERVICE REQUIREMENT".................................................14
   (bb) "SHARES"..............................................................14
   (cc) "SUBSIDIARY"..........................................................14
13. TERMINATION OR AMENDMENT OF PLAN..........................................14
14. CHANGE IN CONTROL.........................................................14

                                   HPSC, INC.
                            2000 STOCK INCENTIVE PLAN


         1. PURPOSE; RESTRICTIONS. The purpose of this HPSC, Inc. 2000 Stock Incentive Plan (the "Plan") is to advance the interests of HPSC, Inc., a Delaware corporation (the "Company"), and of its shareholders by strengthening the ability of the Company to attract, retain and motivate key employees, directors, consultants and other individual contributors of or to the Company or any present or future Subsidiary(1) of the Company (the Company and all such Subsidiaries shall be collectively referred to as the "Company Group") by providing such employees, directors, consultants and other individual contributors with an opportunity to purchase or receive as bonuses stock of the Company, thereby permitting such persons to share in the Company's success while aligning their interests with those of the Company's shareholders. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of Section 422 of the Code, and non-statutory stock options ("Nonqualified Options"), which are not intended to meet the requirements of
Section 422 of the Code and which are intended to be taxed upon exercise under
Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options") and (ii) restricted stock awards that are subject to performance-vesting requirements ("Restricted Stock Awards").

         Notwithstanding the foregoing, no Incentive Options shall be granted under this Plan unless this Plan shall have been approved by the stockholders of the Company within twelve (12) months after the Effective Date.

         2. EFFECTIVE DATE. This Plan was adopted on December 13, 1999, which is also the Effective Date of the Plan.

         3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 9 and 10 below, the shares that may be made subject to Options or Restricted Stock Awards under this Plan ("Shares") shall not exceed in the aggregate 450,000 shares of the common stock, $.01 par value, of the Company ("Common Stock"). Notwithstanding the foregoing, additional shares of Common Stock may be issued and sold pursuant to Restricted Stock Awards and Nonqualified Options in amounts up to the number of shares of Common Stock (i) underlying any restricted stock award or option granted under the 1995 Plan or the 1998 Plan (collectively, the "Prior Plans") which shall terminate or expire without being fully exercised, but only to the extent such shares remained available for purchase or award at the time of such termination or expiration, or (ii) withheld or reacquired by the Company pursuant to withholding, payment, forfeiture or repurchase rights under the Prior Plans. Any Shares subject to an Option or Restricted Stock Award which for any reason expires or is terminated unexercised as to such Shares and any Shares withheld or reacquired by the Company pursuant to withholding, payment, forfeiture or a repurchase right hereunder may again be the subject of an Option or Restricted Stock Award



--------------------
(1) Capitalized terms not otherwise defined herein are defined in Section 12 below.

under the Plan. The Shares purchased or issued under the Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

         4. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board (the "Committee"); provided that each of the members of the Committee shall be a person who in the opinion of counsel to the Company is (i) a "Non-Employee Director" as such term is used in Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" as such term is used in regulation Section 1.162.27(e)(3) under Section 162(m) of the Code. The Committee shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options, Restricted Stock Awards, and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine, within the limits of the Plan, the amounts, times, forms, terms, conditions and status (as Incentive or Nonqualified Options) of the respective Options, Restricted Stock Awards, and related agreements, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Restricted Stock Award, or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         The Committee shall have authority to establish guidelines for the grant of Options and Restricted Stock Awards to key employees of the Company Group who are not executive officers of the Company and to authorize the Company's chief executive officer to recommend the award of Options and Restricted Stock Awards, within such guidelines, to such eligible non-executive key employees; PROVIDED, HOWEVER, that such recommendation must be submitted to the Committee for final approval.

         No member of the Committee and no delegate of the Committee shall be liable for any action or determination under the Plan taken or made in good faith.

         5.       ELIGIBLE RECIPIENTS; AUTOMATIC GRANTS TO NON-EMPLOYEE
DIRECTORS.

         (a) KEY EMPLOYEES, CONSULTANTS AND OTHER INDIVIDUAL CONTRIBUTORS. Subject to the restrictions of this Plan, Options and Restricted Stock Awards may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including, without limitation, directors of the Company (whether or not any such director is also an Employee), as are selected by the Committee or (except as to employees who are Company executive officers) by the Company's Chief Executive Officer pursuant to Section 4 above (a "Participant"); provided, however, that only Employees shall be eligible for grant of an Incentive Option.

         (b) NON-EMPLOYEE DIRECTORS. Subject to the restrictions of this Plan, Nonqualified Options will be granted annually pursuant to this Section 5(b) to each director of the Company who is a director on the date of grant and who is not an Employee ("Non-Employee Directors"). Each Non-Employee Director who is such at the conclusion of any regular annual meeting of the Company's stockholders while this Plan is in effect and who will continue to serve on the Board thereafter (a "Director Participant" or, unless the context otherwise requires, a "Participant") shall receive on such date a Nonqualified Option to purchase 1,000 Shares (a "Director Option"). Further, each Non-Employee Director who was not such at the conclusion of the last regular annual meeting of the Company's stockholders will, on the date that such Non-Employee Director is elected a director of the Company, automatically be granted a Director Option to purchase the same number of Shares covered by the last Director Option granted by the Board. All Director Options granted pursuant to this Section are subject to adjustment as provided in Section 10 below. Each Director Option shall be subject to the following terms and conditions:

                  (i) PRICE. The purchase price per Share payable upon the exercise of a Director Option shall be one hundred percent (100%) of the Market Price per Share on the date of grant of the Director Option.

                  (ii) EXERCISE. Each Director Option shall be exercisable for the full amount or for any part thereof immediately on the date of grant. Any unexercised portion of a Director Option may be subsequently exercised for the full amount or for any part thereof at any time and from time to time (until exhausted) prior to the expiration or other termination of the Option.

                  (iii) EXPIRATION. Each Director Option shall terminate and may no longer be exercised upon the earliest of (1) ten years after the date of grant, (2) six months after termination of the Participant's Service due to death or Disability, (3) three months after termination of the Participant's Service for any other reason except termination for cause, and (4) immediately upon termination of the Participant's Service for cause. The Board's good faith determination of whether the termination of a Director Participant's Service was for cause shall be binding for purposes of the Plan.

                  (iv) OTHER TERMS. Each Director Option shall be subject to all other terms of the Plan (including without limitation the terms of Sections 7, 9, 10 and 11) except to the extent that such terms are inconsistent with the express provisions of this Section 5(b).

         6. DURATION OF THE PLAN. This Plan shall terminate ten years from the Effective Date hereof, unless terminated earlier pursuant to Section 13 below, and no Options or Restricted Stock Awards may be granted or made thereafter.

         7. TERMS AND CONDITIONS OF OPTIONS AND RESTRICTED STOCK AWARDS. Options and Restricted Stock Awards granted or made under this Plan shall be evidenced by grant forms or agreements in such form and containing such terms and conditions as the Committee or (except as to grants and awards to employees who are Company executive officers) the Committee's delegate shall determine; provided, however, that such grant forms and agreements shall evidence among their terms and conditions the following:

                  (a) PRICE. The purchase price per Share payable upon the exercise of each Option (other than a Director Option) or the consideration (if any) in addition to services of the Participant required pursuant to each Restricted Stock Award granted or made hereunder shall be determined by the Committee at the time the Option or Restricted Stock Award is granted or made subject to the following restrictions. Subject to Section 7(k)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the Market Price per Share on the day the Incentive Option is granted. The purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be not less than eighty-five percent (85%) of the Market Price per Share on the date of the grant. Restricted Stock Awards may be issued in consideration of services to be rendered, which shall be valued for such purposes by the Committee. No Share shall be issued for less than its par value, if any, paid in cash, property or services.

                  (b) NUMBER OF SHARES. Each grant or award form or agreement shall specify the number of Shares to which it pertains.

                  (c) VESTING AND OTHER TERMS OF RESTRICTED STOCK AWARDS. All Shares covered by a Restricted Stock Award will be issued promptly after the date of grant of the award, subject to the following terms and conditions:

                           (i)      VESTING.  Such Shares shall remain unvested
and subject to the restrictions of this Section 7(c) until such time (if at all) as (I) one or both of the following performance conditions (the "Performance Conditions") are met within the period of five years beginning on the date of grant of the Restricted Stock Award (the "Performance Period") and (II) the Service Requirement (as defined below) (the "Service Requirement") is also met with respect to a Participant.

                           The Partial Performance Condition is met when the
closing price of a share of the Common Stock as reported on the NASDAQ National Market System for a consecutive ten-day period equals or exceeds 144.605% of the Market Price of a share on the first day of the Performance Period. If the Partial Performance Condition is met for a Restricted Stock Award, then fifty percent (50%) of the Shares covered by the award shall vest in the Participant who holds the award, and the restrictions of this Section 7(c) shall terminate with respect to such vested Shares (but not with respect to the remaining unvested Shares), at such time as the Participant meets the Service Requirement, subject to payment by the Participant of any additional consideration required under the Restricted Stock Award.

                           The Service Requirement is met if the Participant has
provided continuous Service from the date of grant of a Restricted Stock Award through the end of the Performance Period; provided that (i) if a Participant's Service is terminated by the Company without cause or by reason of death or Disability during the Performance Period but after one or both of the Performance Conditions are met, the Participant shall be deemed to have met the Service Requirement as of such date of termination with respect to the Performance Condition(s) which have been met (or deemed to have been met, as set forth in (ii) below) as of such termination date and (ii) if a Participant's Service is terminated by the Company without cause or by reason of death or Disability prior to the date that both Performance Conditions are met, the Participant shall be deemed to meet the Service Requirement until the first day of the fifth month following such termination. The Committee's good faith determination of whether the termination of a

Participant's Service (other than a Director Participant's Service) was without cause or for cause shall be binding for purposes of the Plan.

                          The Full Performance Condition is met when the closing
price of a share of the Common Stock as reported on the NASDAQ National Market System for a consecutive ten-day period equals or exceeds 189.210% of the Market Price of a share on the first day of the Performance Period. If the Full Performance Condition is met for a Restricted Stock Award, then the remaining fifty percent (50%) or, if the Partial Performance Condition was not previously met, one hundred percent (100%) of the Shares covered by the award shall vest in the Participant who holds the award, and the restrictions of this Section 7(c) shall terminate with respect to such vested Shares, at such time as the Participant meets the Service Requirement, subject to payment by the Participant of any additional consideration required under the Restricted Stock Award.

                           Notwithstanding any of the foregoing, if the
Committee so provides at the time of a Restricted Stock Award grant, if a Change in Control of the Company occurs while any Shares covered by a Restricted Stock Award remain unvested pursuant to the foregoing provisions of this Section 7(c), but before the date of forfeiture pursuant to this Section 7(c) of such Shares, such unvested but unforfeited Shares covered by the award shall thereupon vest in the Participant and the restrictions of this Section 7(c) shall terminate, subject to payment by the Participant of any additional consideration required (without regard to the occurrence of a Change in Control) in the Restricted Stock Award. In the case of Restricted Stock Awards that by their terms do not automatically vest upon a Change in Control, the Committee is authorized, in its discretion, to provide for the accelerated vesting of unvested, but unforfeited Shares upon a Change in Control.

                          (ii)     FORFEITURE OF UNVESTED SHARES.  If the
Performance Condition applicable to Shares covered by a Restricted Stock Award to a Participant has not been met by the end of the Performance Period or if any such Shares remain unvested at a time when the Participant fails to meet the Service Requirement, the Shares as to which the Performance Condition has not been met or the Shares which remain unvested when the Participant fails to meet the Service Requirement (as the case may be) shall thereupon be forfeited to the Company without any further action by the Company or the Participant and for no consideration other than the amount (if any) of cash or other property paid by the Participant for such Shares. A Participant shall be deemed to fail to meet the Service Requirement on the first day of the fifth month following termination of his or her Service without cause or by reason of death or Disability and on the date of termination of his or her Service for any other reason (including without limitation, termination for cause and any voluntary termination by the Participant).

                           (iii)    ESCROW OF UNVESTED SHARES.  While Shares
covered by a Restricted Stock Award remain unvested, they shall be held in escrow by the Company in certificate or book-entry form and they may not be sold, hypothecated, or otherwise disposed of by the Participant or anyone claiming through him or her.

                           (iv)     STOCKHOLDER RIGHTS.  Subject to the
restrictions of this Section 7(c), each Participant shall enjoy all the benefits of ownership with respect to all Shares covered by a Restricted Stock Award (including the rights to vote such Shares and to receive dividends thereon), regardless of whether such Shares are vested or unvested; provided that all such rights shall immediately cease with respect to any unvested Shares upon the forfeiture of such Shares.

                           (v)      OTHER TERMS.  Each Restricted Stock Award
shall be subject to all other terms of the Plan (including without limitation the other terms of this Section 7 and of Sections 9, 10 and 11) and of any form or agreement embodying the award, except to the extent that such terms are inconsistent with the express provisions of this Section 7(c).

                  (d) EXERCISE OF OPTIONS. Each Option (other than a Director Option) shall be exercisable for the full amount or for any part thereof at such time or at such intervals and in such installments as the Committee (or its delegate, if applicable) may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten years after the date of the grant of such Option (or five years in the case of Incentive Options to which Section 7(k)(ii) applies). Notwithstanding the foregoing, if the Committee so provides at the time of an Option grant, an outstanding Option shall become immediately exercisable for the full amount or any part thereof upon the occurrence of a Change in Control of the Company. In the case of Options that by their terms do not become immediately exercisable upon a Change in Control, the Committee is authorized, in its discretion, to provide for the accelerated vesting of such options upon a Change in Control.

                  An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Committee, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with
Section 7(e)(ii) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Committee referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

                  (e) PAYMENT. Payment shall be made in full (i) at the time the Option is exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in Section 7(d)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 7(d)(ii) above, or (iii) at the time specified in the Restricted Stock Award if any payment is required pursuant to the Award. Payment shall be made either (I) in cash, (II) by check, (III) if permitted by the Committee (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery or deemed delivery and assignment to the Company of shares of Company stock which (1) have a fair market value (as determined by the Committee) equal to the exercise or purchase price and (2) except to the extent otherwise permitted by the Committee in any instance, have been owned by the Participant (or other person(s) exercising the Participant's rights under this Plan) for at least six months prior to the date of delivery or deemed delivery of such shares, (IV) by a combination of one or more of the foregoing methods. For purposes of this Section, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option or Restricted Stock Award against an equal number of shares of the Company's stock owned by the Participant. If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

         Notwithstanding any other provision of this Plan, if an Option would have a before-tax net value of at least $10,000 to the holder upon exercise, then the holder of the Option shall be deemed to have exercised the Option in full (to the extent not previously exercised) on the last day that such Option is exercisable. Such deemed exercise shall be subject to payment in full of the exercise price (and all applicable withholding taxes) by any of the methods permitted pursuant to this Section 7(e) and Section 7(f), but subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

                  (f) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver Shares upon exercise of an Option or pursuant to a Restricted Stock Award shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or pursuant to Restricted Stock Awards. Furthermore, to the extent possible, all federal, state and local tax withholding required by law shall be satisfied by withholding of vested and unrestricted Shares or by delivery to the Company of already owned unrestricted Shares, having a value equal to the amount required to be withheld, as determined by the Committee. To the extent satisfaction of all required tax withholding is not possible in the manner specified in the preceding sentence and to the extent that additional tax withholding is elected by the Participant, payment of withholding taxes may be made by any of the methods permitted in Section 7(e) for payment of the exercise or purchase price of an Option or Restricted Stock Award, subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

                  (g) TRANSFERABILITY. No Option or Restricted Stock Award shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, the Board or the Committee, as the case may be, may grant Nonqualified Options and Restricted Stock Awards under this Plan that are transferable (subject to any terms and conditions imposed by the Committee) by the Participant, either directly or in trust, to one or more members of the Participant's family or to a trust, a family partnership or other entity for the exclusive benefit of one or more members of the Participant's family. Following any transfer permitted pursuant to this paragraph, of which the Participant has notified the Committee in writing, such Option or Restricted Stock Award may be exercised or shall be held by the transferee(s), subject to all terms and conditions of the Option or the Restricted Stock Award, as the case may be. For these purposes, the members of the Participant's family are only the Participant's: (i) spouse and the lineal descendants of such spouse; (ii) lineal descendants and the spouses of such lineal descendants; (iii) lineal ancestors and the spouses of such lineal ancestors; and (iv) siblings and the spouses and the children of such siblings.

                  (h) TERMINATION OF RESTRICTED STOCK AWARDS AND OPTIONS. Each Restricted Stock Award shall be subject to the termination and forfeiture provisions of Section 7(c) above. Except to the extent the Committee provides specifically in a grant form or Option agreement for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option (other than a Director Option) shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service, in accordance with the following provisions:

                           (i) if the Participant ceases to render Service for any reason other than death, Disability or termination for cause, the Participant may, at any time within a period of three months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

                           (ii) if the Participant ceases to render Service because of termination for cause, the Option shall terminate immediately and may no longer be exercised on and after the date of such termination for cause;

                           (iii) if the Participant ceases to render Service because of Disability, the Participant may, at any time within a period of six months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

                           (iv) if the Participant ceases to render Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of six months after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

                  (i) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate in the Participant's name for such Shares. A Participant shall have such rights as a stockholder with respect to any Shares covered by a Restricted Stock Award as are provided in Section 7(c) above.

                  (j) FORFEITURE. Any Options, any Shares acquired upon exercise of an Option and any gain realized upon exercise of any Options (other than, in each case, a Director Option) may in the discretion of the Committee be subject to forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the applicable Option grant form or agreement. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the Option grant form or agreement pursuant to which the Shares were acquired. Any Shares issued pursuant to a Restricted Stock Award shall be subject to such forfeiture to the Company and to such escrow provisions as are specified in Section 7(c) above and may be subject to such additional repurchase and forfeiture rights and escrow and stock legending provisions as the Committee (in its discretion) may set forth in any form or agreement embodying the award.

                  (k) 10% STOCKHOLDER. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or Subsidiaries, then the following special provisions shall be applicable:

                           (i) The exercise price per Share subject to such Option shall not be less than one hundred and ten percent (110%) of the Market Price of each Share on the date of grant; and

                           (ii) The Option shall not have a term in excess of five years from the date of grant.

                  (l) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Option or Restricted Stock Award hereunder, the Company's then standard form of agreement, if any, relating to nondisclosure of confidential information, assignment of inventions and related matters.

                  (m) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Options and Restricted Stock Awards may be granted under the Plan to any individual during each successive twelve-month period commencing on the Effective Date of the Plan shall not exceed 200,000 shares.

                  (n) RIGHT TO TERMINATE. Nothing contained in the Plan or in any Option or Restricted Stock Award granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason, with or without notice. Nothing contained in the Plan or in any Option granted hereunder shall give any Non-Employee Director the right to continue in Service as a director.

                  (o)      DEFERRAL.

                           (i)      Notwithstanding anything herein to the
contrary, a Participant, may elect, at the discretion of, and in accordance with rules (consistent with the terms of this Plan) which may be established by, the Committee, to defer delivery of the Shares otherwise receivable upon exercise of a Nonqualified Option using any of the payment methods permitted by Section 7(e)
(I) or (II) of this Plan (provided that any such election must apply to all Shares otherwise receivable upon such exercise of the Option) or Section 7(e)(III) of this Plan, provided such election is irrevocable and is made at least (i) six months prior to the date that such Option otherwise would expire and (ii) two months prior to the exercise of such Option. Phantom shares of Common Stock (the "Phantom Shares") equal in number to the Shares so deferred shall be credited to an account in the name of the Participant on the books and records of the Company (a "Deferred Compensation Account") at the date of exercise. A separate Deferred Compensation Account shall be maintained with respect to each Option subject to an effective deferral election.

                           (ii)     The Phantom Shares shall be entitled to
dividends when, as and if paid generally with respect to shares of Common Stock. At its election, the Company may (i) pay such dividends to the Participant in cash when such dividends are paid to the holders of Common Stock or (ii) credit the Deferred Compensation Account with additional Phantom Shares equal to the aggregate pre-tax amount of the dividends otherwise payable upon the number of Phantom Shares then held in the Deferred Compensation Account, based on the Market Value of the Common Stock on the date of payment of such dividends with any resulting fractional Phantom Shares rounded up to the next whole Phantom Share.

                           (iii)    The value of a Participant's Deferred
Compensation Account shall be payable in shares of Common Stock in one single payment or in annual installments over a period not to exceed ten years or as otherwise determined by the Committee. At the time Participant makes such deferral election, the Participant shall elect the form of payment and date for lump sum payment or commencement of annual payments of the Deferred Compensation Account, with such date at least one year subsequent to the date of exercise of the Option, but not later than the date of the Participant's termination of Service. Notwithstanding any election by an optionee, in the event of Disability or death of the optionee, the Participant's Deferred Compensation Account shall be paid within 90 days in the form of shares of Common Stock in a single lump sum.

                           (iv)     Notwithstanding the deferred payment date
elected by the Participant, the Committee may, in its discretion, allow for early payment of a Participant's Deferred Compensation Account in the event of an "unforeseeable emergency." For this purpose, an unforeseeable emergency shall be defined as an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted. Any withdrawal on account of an unforeseeable emergency must be limited to the amount necessary to meet the emergency. The above provisions regarding a withdrawal upon an unforeseeable emergency shall be interpreted in accordance with published revenue procedures, regulations, releases or interpretations. In addition, solely for the convenience or other benefit of the Company, Deferred

Compensation Accounts may be distributed on an accelerated basis in the discretion of the Committee.

                           (v)      Participants have the status of general
unsecured creditors of the Company with respect to their Deferred Compensation Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

                           (vi)     A Participant's right to benefit payments
under this Plan with respect to the Deferred Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered by the Participant on the Participant's beneficiary, or attached or garnished by creditors of the Participant or the Participant's beneficiary and any attempt to do so shall be void.

         8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate Market Price, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this Section 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a Subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

         9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC. Prior to any dissolution, liquidation, merger, consolidation or reorganization of the Company as to which the Company will not be the surviving corporation, or the sale or exchange of substantially all of the Common Stock or the sale of substantially all of the assets of the Company (the "Event"), unless such Event would constitute a Change in Control of the Company, the Board or the Committee may decide to terminate each outstanding Option and Restricted Stock Award. If the Board or the Committee so decides, each Option (including Director Options) and Restricted Stock Award shall terminate as of the effective date of the Event, but the Board or the Committee shall suspend the exercise of all outstanding Options a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him or her as of the date of purchase. If the Event is not consummated, the suspension shall be removed and all Options and Restricted Stock Awards shall continue in full force and effect, subject to their terms.

         10. ADJUSTMENT IN SHARES. Appropriate adjustment shall be made by the Committee in the maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Restricted Stock Awards granted hereunder and in the number and kind of Shares in each Director Option subsequently granted pursuant to Section 5(b) to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or issued pursuant to a Restricted Stock Award under the Plan and the number and kind of Shares then subject to Options or Restricted Stock Awards granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

         11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or of receiving Shares pursuant to a Restricted Stock Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

         12.      DEFINITIONS.

                  (a)      "BOARD" means the Board of Directors of the Company.

                  (b)      "CHANGE IN CONTROL" has the meaning defined in
Section 14 below.

                  (c) "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

                  (d) "COMMITTEE" has the meaning defined in Section 4 above.

                  (e) "COMMON STOCK" has the meaning defined in Section 3 above.

                  (f) "COMPANY" AND "COMPANY GROUP" have the meanings defined in Section 1 above.

                  (g) "DEFERRED COMPENSATION ACCOUNT" has the meaning defined in Section 7(o) above.

                  (h) "DIRECTOR OPTION" has the meaning defined in Section 5(b) above.

                  (i) "DISABILITY" has the meaning defined in Section 22(e)(3) of the Code.

                  (j) "EFFECTIVE DATE" has the meaning defined in Section 2 above.

                  (k) "EMPLOYEE" means any individual (including an officer of the Company) who is a common law employee of any member of the Company Group. Any individual who was an Employee at the start of a leave of absence shall continue to be an Employee for purposes of this Plan to the extent provided in regulations under applicable provisions of the Code or to the extent required by the Uniformed Services Employment and Reemployment Rights Act or other applicable law.

                  (l)      "EVENT" has the meaning defined in Section 9 above.

                  (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.

                  (n) "INCENTIVE OPTION" has the meaning defined in Section 1 above.

                  (o) "MARKET PRICE" means the closing price of the Common Stock as published in the Wall Street Journal on the relevant date (or if such date is not a trading date or if no trades took place on such date, then the closing price for the last previous trading date or the last previous date on which such a trade occurred, as the case may be); provided that if the closing price of the Common Stock is no longer reported in the Wall Street Journal then the Market Price as of the relevant date shall be as determined by the Board.

                  (p) "1995 PLAN" means the HPSC, Inc. 1995 Stock Incentive Plan, as adopted March 8, 1995, and amended and restated March 14, 1996.

                  (q) "1998 PLAN" means the HPSC, Inc. 1998 Stock Incentive Plan, as adopted February 23, 1998, and amended and restated on April 26, 1999.

                  (r)      "NON-EMPLOYEE DIRECTOR" has the meaning defined in
Section 5(b) above.

                  (s)      "NONQUALIFIED OPTION" has the meaning defined in
Section 1 above.

                  (t)      "OPTION" has the meaning defined in Section 1 above.

                  (u) "PARTICIPANT" has the meaning defined in Section 5 above.

                  (v) "PERFORMANCE CONDITIONS" "PARTIAL PERFORMANCE CONDITION" AND "FULL PERFORMANCE CONDITION" have the meanings defined in Section 7(c) above.

                  (w)      "PERFORMANCE PERIOD" has the meaning defined in
Section 7(c) above.

                  (x) "PHANTOM STOCK" has the meaning defined in Section 7(o) above.

                  (y)      "PLAN" has the meaning defined in Section 1 above.

                  (z)      "RESTRICTED STOCK AWARD" has the meaning defined in
Section 1 above.

                  (aa) "SERVICE" means the performance of work for one or more members of the Company Group as an Employee, consultant or other individual contributor, or service as a Non-Employee Director of the Company.

                  (bb)     "SERVICE REQUIREMENT" has the meaning defined in
Section 7(c) above.

                  (cc)     "SHARES" has the meaning defined in Section 3 above.

                  (dd) "SUBSIDIARY" has the meaning defined in Section 424(f) of the Code.

         13. TERMINATION OR AMENDMENT OF PLAN. The Board may by written action at any time terminate the Plan or make such changes in or additions or deletions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

                  (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option or Restricted Stock Award or related agreement without the consent of the Participant holding such Option or Restricted Stock Award or related agreement; and

                  (b) that no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Sections 9 and 10), (ii) materially modifies the requirements as to eligibility for participation in the Plan, or (iii) makes any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Exchange Act and the rules and regulations thereunder, requires action by the stockholders may be made without obtaining, or being conditioned upon, stockholder approval.

         With the consent of the Participant affected, the Committee may amend outstanding Options or Restricted Stock Awards or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code.

         14. CHANGE IN CONTROL. A change in control of the Company (a "Change in Control") will occur upon:

         (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of the Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the

Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the Company or by any corporation controlled by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii), and (iii) of paragraph (c) of this
Section 14 are satisfied.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted percentage of the then Outstanding Company Voting Securities as a result of the acquisition of Voting Securities by the Company which by reducing the number of Voting Securities then outstanding, increases the percentage of shares beneficially owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Voting Securities which increases the percentage of the then Outstanding Company Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur;

         (b) Individuals who, as of the date of this Agreement, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board over any period of 24 consecutive months or less; provided, however, that any individual becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Corporation's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

         (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Common Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

         (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing (i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

         A Change in Control shall not occur upon the mere reincorporation of the Company in another state.

HPSC, INC.

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398














                                   DETACH HERE


    Please mark
[X] votes as in
    this example

                           (continued from other side)


    1. To fix the number of directors
       at nine and to elect the
       following nominees to serve for
       a three-year term to expire at                 2. To approve the HPSC 2000 Stock    FOR    AGAINST    ABSTAIN
       the 2003 Annual Meeting of                        Incentive Plan.                   [ ]      [ ]        [ ]
       Stockholders: (01) Joseph A.
       Biernal, (02) Samuel P. Cooley                 3. To ratify the selection of
       and (03) Raymond R. Doherty                       Deloitte & Touche LLP as the      [ ]      [ ]        [ ]
                                                         the Company's Independent
                FOR        WITHHELD                      public accountants for the
                [ ]           [ ]                        current fiscal year.

[ ]                                                      In their discretion, the proxies are authorized to vote upon
   ------------------------------------------            such other business as may properly come before the meeting
     For all nominees except as noted above              or any adjournments thereof.


                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]



                                                      Please sign exactly as your name appears hereon. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.


Signature:                         Date:                 Signature:                         Date:
          ------------------------      ----------------           ------------------------      ----------------

                                   DETACH HERE


                                     PROXY

                                   HPSC, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


   The undersigned hereby appoints John W. Everets and Raymond R. Doherty or either of them, with full power of substitution, as proxy to represent and to vote as designated on the reverse side all shares of Common Stock of HPSC, Inc. (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 100 Federal Street, Boston, Massachusetts on Thursday, April 20th, 2000, 9:00 A.M. Eastern Daylight time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

   If the undersigned hold(s) any shares as a fiduciary, custodial or joint capacity or capacities this proxy is signed by the undersigned in every such capacity as well as individually.

--------------                                                    --------------
  SEE REVERSE     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SEE REVERSE
     SIDE                                                              SIDE
--------------                                                    --------------

                                   DETACH HERE


                                   HPSC, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN
                        VOTING INSTRUCTIONS TO TRUSTEES
                       FOR ANNUAL MEETING OF STOCKHOLDERS


   The undersigned participant in the HPSC, Inc., Employee Stock Ownership Plan (the "Plan") hereby instructs John W. Everets and Raymond R. Doherty as trustees of the Plan (the "Trustees") to vote as designated on the reverse side all common shares of Common Stock of HPSC, Inc. (the "Company"), allocated to the participant's account under the Plan of the Annual Meeting of Stockholders to be held at 100 Federal Street, Boston, Massachusetts on Thursday, April 20, 2000, 9:00 A.M. Eastern Daylight Time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

   THE SHARES ALLOCATED TO THE PARTICIPANTS ACCOUNT UNDER THE PLAN WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT IF THIS VOTING INSTRUCTION CARD IS COMPLETED SIGNED AND RETURNED TO EQUISERVE, THE VOTE TABULATOR BY 5:00 P.M. EASTERN DAYLIGHT TIME ON APRIL 18, 2000. IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE THE ALLOCATED SHARES FOR PROPOSALS 1, 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

--------------                                                    --------------
  SEE REVERSE     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SEE REVERSE
     SIDE                                                              SIDE
--------------                                                    --------------

HPSC, INC.

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398














                                   DETACH HERE


    Please mark
[X] votes as in
    this example

                           (continued from other side)

    1. To fix the number of directors
       at nine and to elect the
       following nominees to serve for
       a three-year term to expire at                 2. To approve the HPSC 2000 Stock    FOR    AGAINST    ABSTAIN
       the 2003 Annual Meeting of                        Incentive Plan.                   [ ]      [ ]        [ ]
       Stockholders: (01) Joseph A.
       Biernal, (02) Samuel P. Cooley                 3. To ratify the selection of
       and (03) Raymond R. Doherty                       Deloitte & Touche LLP as the      [ ]      [ ]        [ ]
                                                         the Company's Independent
                FOR        WITHHELD                      public accountants for the
                [ ]           [ ]                        current fiscal year.

[ ]                                                      In their discretion, the proxies are authorized to vote upon
   ------------------------------------------            such other business as may properly come before the meeting
     For all nominees except as noted above              or any adjournments thereof.


                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]



                                                      As a participant in the Plan, I hereby instruct the Trustees to vote all shares allocated to my account as allocated above. If I sign, date and return this card but do not specifically instruct the Trustees how to vote, the Trustees will vote my allocated shares in accordance with the recommendations of the Company's Board of Directors


Signature:                         Date:                 Signature:                         Date:
          ------------------------      ----------------           ------------------------      ----------------